                                                                    EXHIBIT 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - x
                                :
In re:                          :  Chapter 11
                                :
POLAROID CORPORATION,           :  Case No. 01-10864 (PJW)
         et al.,                :
                                :  Jointly Administered
               Debtors.         :
                                :
- - - - - - - - - - - - - - - - x

                NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
               PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002

          PLEASE TAKE NOTICE that on May 7, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the MONTHLY OPERATING REPORTS OF POLAROID CORPORATION, et al., FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

          PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        May 7, 2002


                                        Greg M. Galardi (I.D. No. 2991)
                                        Eric M. Davis (I.D. No. 3621)
                                        Mark L. Desgrosseilliers (I.D. No. 4083)
                                        SKADDEN, ARPS, SLATE, MEAGHER
                                          & FLOM LLP
                                        One Rodney Square
                                        P.O. Box 636
                                        Wilmington, Delaware 19899-0636
                                        (302) 651-3000

                                           - and -

                                        Eric W. Kaup
                                        SKADDEN, ARPS, SLATE,
                                          MEAGHER & FLOM (ILLINOIS)
                                        333 West Wacker Drive
                                        Chicago, Illinois 60606
                                        (312) 407-0700


                                        Attorneys for Debtors and
                                          Debtors-in-Possession

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                         FOR PERIOD ENDED March 31, 2001

Debtors Names:                                         Case Number:
Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America                                 01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886

As Vice President and Controller of Polaroid Corporation, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

   Statement of Operations
   Balance Sheet
   Statement of Cash Flows
   Statement of Cash Receipts and Cash Disbursements
   Statement of Postpetition Taxes
along with the required information on the accounts receivable reconciliation and aging, and the debtor questionnaire and that this information has been prepared in accordance normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in March 2002.)

Polaroid Corporation under my direction and supervision prepared the attached monthly report. Polaroid Corporation verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


Dated: May 3, 2002                          /S/ DONALD M. HALSTED III
                                            -------------------------
                                               Debtor in Possession

                                           Title: Vice President and Controller

                                           Phone Number: (781) 386-2000

                              POLAROID CORPORATION
                              DEBTOR QUESTIONNAIRE
                                   MARCH 2002

MUST BE COMPLETED EACH MONTH                                                                YES                NO
1. Have any assets been sold or transferred outside the normal course of                    Yes
   business this reporting period? If yes, provide an explanation below. As previously reported, in fiscal February 2002, with the approval of the
   Bankruptcy Court, Polaroid Corporation closed on the sale of the assets of
   Polaroid Digital Solutions, Inc. to Appareo Software Inc. but the proceeds from this sale were not received until fiscal March. In March 2002, most of the proceeds from this asset sale were used to repay Polaroid's secured borrowings (see Exhibit B for an updated summary of the of this sale.) Other the than the proceeds from this sale, no other assets have been sold or transferred outside the normal course of business.

2. Have any funds been disbursed from any account other than a debtor in                                       No
   possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed? If no, provide an                   Yes(A)
   explanation below.
   (A) As previously reported in the December 2001 report to the Bankruptcy
   Court, Polaroid Corporation ("Polaroid"), with the approval of the Court, sold its large government identification business assets to Digimarc
   Corporation ("Digimarc"). In three states where the assets that were sold are located, Polaroid could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Polaroid who would not have to pay a sales tax on the sale.

   As of the date of this report, Polaroid has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Polaroid has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Polaroid expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Polaroid would owe the three states approximately $600,000 plus interest. Although Polaroid believes such an outcome would be unlikely, Polaroid has sufficient cash to cover any adverse conclusion on this matter.

4. Are workers compensation, general liability and other necessary insurance                Yes
   coverages in effect? If no, provide an explanation below.

                              POLAROID CORPORATION                     EXHIBIT A
                        PROFESSIONAL FEE PAYMENT SUMMARY

             VENDOR                                       Nov, 2001   Dec, 2001   Jan, 2002   Feb, 2002    Mar, 2002
             ------                                       ---------   ---------   ---------   ---------   ----------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                           $  965,791
Zolfo Cooper, LLC                                                                              $340,166   $  225,000
Arthur Andersen LLP                                                                  $8,400
Evan Flaschen
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                                      $  335,796
Donlin, Recano & Company, Inc.                              $19,500                            $ 85,611   $   25,000
Akin, Gump, Strauss, Hauer & Feld, LLP
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                         $351,399
Groom Law Group
Greenberg Traurig LLP

Total                                                       $19,500          $0      $8,400    $777,176   $1,551,587

                         POLAROID DIGITAL SOLUTIONS INC.               EXHIBIT B
                               ASSET SALE SUMMARY
                                   MARCH 2002

GAIN ON SALE :

Cash  proceeds from sale                              $4,562,985 (A)

Net book value of net liability sold                    (254,498)

DEDUCT:
Third party costs directly related to sale                91,500
                                                      ----------

Net gain on sale                                      $4,725,983 (A)
                                                      ==========

(A) Sale closed in fiscal February but cash proceeds received next business day which was fiscal March.

SALE PROCEEDS DISTRIBUTION IN MARCH:
Cash proceeds received rom sale                       $4,562,985

DEDUCT:
Third party and Polaroid costs directly
     related to sale                                     150,000
                                                      ----------

U.S. bank loan repayment                              $4,412,985
                                                      ==========

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002
(IN U.S. $'S)

                                                          POLAROID      POLAROID LATIN   POLAROID ASIA
                                                         CORPORATION     AMERICA CORP.    PACIFIC LTD.  INNER CITY, INC.
                                                       ------------------------------------------------------------------
Sales: 3rd party                                           246,947,445        7,646,021              -               (54)
Intercompany-US to Foreign                                 106,033,406                -              -                 -
Intercompany-Domestic Subs                                   1,674,238                -              -                 -
Intercompany-Foreign to US                                           -            5,013              -                 -
Intercompany-Foreign Subs                                            -        2,056,549              -                 -
Intercompany Royalty                                        (6,471,753)               -              -                 -
                                                       ------------------------------------------------------------------
  TOTAL NET SALES                                          348,183,336        9,707,583              -               (54)

Cost of Sales: 3rd party                                   239,228,872        7,231,081        100,426               (54)
     Intercompany                                           77,826,528        2,403,121              -                 -
     Intercompany Royalty                                            -                -              -                 -
                                                       ------------------------------------------------------------------
  TOTAL COST OF SALES                                      317,055,400        9,634,202        100,426               (54)

GROSS MARGIN                                                31,127,936           73,381       (100,426)                -

Operating Expenses:
     Marketing                                              78,857,751        2,465,110            535                 -
     General & Administrative                               25,095,737                -              -             5,084
     Research & Engineering                                 19,980,702                -              -                 -
     Restructuring & Other                                     527,307           69,166              -                 -
     Severance                                               1,826,900           39,235              -                 -
     Profit Sharing                                          1,888,159                -              -                 -
                                                       ------------------------------------------------------------------
  TOTAL EXPENSES                                           128,176,555        2,573,511            535             5,084
                                                       ------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                            (97,048,619)      (2,500,130)      (100,961)           (5,084)

Other Income:
     Interest Income - 3rd party                                     1               90              -                 -
     Interest Income - Intercompany                            194,909                -              -                 -
     Other Income - 3rd party                              (31,348,612)          82,348              -            33,004
     Other Income - Intercompany                            (1,049,903)               -              -                 -
     Interest Expense - 3rd party                             (580,516)          38,723              -                 -
     Interest Expense - Intercompany                                 -                -              -                 -
                                                       ------------------------------------------------------------------
  NET OTHER INCOME                                         (31,623,090)          43,715              -            33,004

EXCHANGE GAIN/(LOSS)                                           679,679           (9,151)             -                 -
                                                       ------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             (127,992,030)      (2,465,566)      (100,961)           27,920

NET REORGANIZATION EXPENSE                                   9,369,111           (2,583)             -                 -

INCOME TAX EXPENSE / (BENEFIT)                              (4,789,269)          83,178              -                 -
                                                       ------------------------------------------------------------------
NET EARNINGS / (LOSS)                                     (132,571,873)      (2,546,161)      (100,961)           27,920
                                                       ==================================================================

                                                        POLAROID      POLAROID DIGITAL    POLAROID ID
                                                       EYEWEAR, INC.   SOLUTIONS, INC.    SYSTEMS, INC.
                                                       ------------------------------------------------
Sales: 3rd party                                                 -            983,217        10,788,838
Intercompany-US to Foreign                                       -                  -            35,880
Intercompany-Domestic Subs                                       -                  -                 -
Intercompany-Foreign to US                                       -                  -                 -
Intercompany-Foreign Subs                                        -                  -                 -
Intercompany Royalty                                             -                  -                 -
                                                       ------------------------------------------------
  TOTAL NET SALES                                                -            983,217        10,824,718

Cost of Sales: 3rd party                                   461,361             87,358         7,501,698
     Intercompany                                                -                  -            28,607
     Intercompany Royalty                                        -                  -                 -
                                                       ------------------------------------------------
  TOTAL COST OF SALES                                      461,361             87,358         7,530,305

GROSS MARGIN                                              (461,361)           895,859         3,294,413

Operating Expenses:
     Marketing                                             140,487          1,958,074           175,333
     General & Administrative                                    -                  -                 -
     Research & Engineering                                      -                  -            65,491
     Restructuring & Other                                       -                  -                 -
     Severance                                                   -                  -                 -
     Profit Sharing                                              -                  -                 -
                                                       ------------------------------------------------
  TOTAL EXPENSES                                           140,487          1,958,074           240,824
                                                       ------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                           (601,848)        (1,062,215)        3,053,589

Other Income:
     Interest Income - 3rd party                                 -                  -                 -
     Interest Income - Intercompany                              -                  -                 -
     Other Income - 3rd party                                    -          4,817,483          (510,583)
     Other Income - Intercompany                                 -                  -           (16,781)
     Interest Expense - 3rd party                                -                  -            14,469
     Interest Expense - Intercompany                             -                  -                 -
                                                       ------------------------------------------------
  NET OTHER INCOME                                               -          4,817,483          (541,833)

EXCHANGE GAIN/(LOSS)                                      (127,165)                 -                 -
                                                       ------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             (729,013)         3,755,268         2,511,756

NET REORGANIZATION EXPENSE                                       -             (1,418)                -

INCOME TAX EXPENSE / (BENEFIT)                                   -                  -           106,229
                                                       ------------------------------------------------
NET EARNINGS / (LOSS)                                     (729,013)         3,756,686         2,405,527
                                                       ================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002
(IN U.S. $'S)

                                                            POLAROID               SUB DEBT               PRD
                                                          MALAYSIA, LTD.        PARTNERS CORP.      INVESTMENT, INC.
                                                       -----------------------------------------------------------------
Sales: 3rd party                                               706,033                       -                   -
Intercompany-US to Foreign                                           -                       -                   -
Intercompany-Domestic Subs                                           -                       -                   -
Intercompany-Foreign to US                                           -                       -                   -
Intercompany-Foreign Subs                                            -                       -                   -
Intercompany Royalty                                                 -                       -                   -
                                                       -----------------------------------------------------------------
  TOTAL NET SALES                                              706,033                       -                   -

Cost of Sales: 3rd party                                       458,292                       -                   -
     Intercompany                                                    -                       -                   -
     Intercompany Royalty                                            -                       -                   -
                                                       -----------------------------------------------------------------
  TOTAL COST OF SALES                                          458,292                       -                   -

GROSS MARGIN                                                   247,741                       -                   -

Operating Expenses:
     Marketing                                                  94,665                       -                   -
     General & Administrative                                        -                   1,090                   -
     Research & Engineering                                          -                       -                   -
     Restructuring & Other                                           -                       -                   -
     Severance                                                       -                       -                   -
     Profit Sharing                                                  -                       -                   -
                                                       -----------------------------------------------------------------
  TOTAL EXPENSES                                                94,665                   1,090                   -
                                                       -----------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                153,076                  (1,090)                  -

Other Income:
     Interest Income - 3rd party                                     -                       -                   -
     Interest Income - Intercompany                             64,877                       -                   -
     Other Income - 3rd party                                       16                       -                   -
     Other Income - Intercompany                                     -                       -                   -
     Interest Expense - 3rd party                                  191                       -                   -
     Interest Expense - Intercompany                                 -                       -                   -
                                                       -----------------------------------------------------------------
  NET OTHER INCOME                                              64,702                       -                   -

EXCHANGE GAIN/(LOSS)                                            16,351                       -                   -
                                                       -----------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                  234,129                  (1,090)                  -

NET REORGANIZATION EXPENSE                                           -                       -                   -

INCOME TAX EXPENSE / (BENEFIT)                                  67,352                       -                   -
                                                       -----------------------------------------------------------------
NET EARNINGS / (LOSS)                                          166,777                  (1,090)                  -
                                                       =================================================================

                                                      PRD         POLAROID MEMORIAL       POLAROID
                                                  CAPITAL, INC.         DRIVE LLC       PARTNERS, INC.        POLINT, INC.
                                                 --------------------------------------------------------------------------
Sales: 3rd party                                             -                  -                 -                    -
Intercompany-US to Foreign                                   -                  -                 -                    -
Intercompany-Domestic Subs                                   -                  -                 -                    -
Intercompany-Foreign to US                                   -                  -                 -                    -
Intercompany-Foreign Subs                                    -                  -                 -                    -
Intercompany Royalty                                         -                  -                 -                    -
                                                 --------------------------------------------------------------------------
  TOTAL NET SALES                                            -                  -                 -                    -

Cost of Sales: 3rd party                                     -                  -                 -                    -
     Intercompany                                            -                  -                 -                    -
     Intercompany Royalty                                    -                  -                 -                    -
                                                 --------------------------------------------------------------------------
  TOTAL COST OF SALES                                        -                  -                 -                    -

GROSS MARGIN                                                 -                  -                 -                    -

Operating Expenses:
     Marketing                                               -                  -                 -                    -
     General & Administrative                                -                  -               486                  467
     Research & Engineering                                  -                  -                 -                    -
     Restructuring & Other                                   -                  -                 -                    -
     Severance                                               -                  -                 -                    -
     Profit Sharing                                          -                  -                 -                    -
                                                 --------------------------------------------------------------------------
  TOTAL EXPENSES                                             -                  -               486                  467
                                                 --------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                              -                  -              (486)                (467)

Other Income:
     Interest Income - 3rd party                             -                  -                 -                    -
     Interest Income - Intercompany                          -                  -                 -                    -
     Other Income - 3rd party                                -                  -                 -                    -
     Other Income - Intercompany                             -                  -                 -                    -
     Interest Expense - 3rd party                            -                  -                 -                    -
     Interest Expense - Intercompany                         -                  -                 -                    -
                                                 --------------------------------------------------------------------------
  NET OTHER INCOME                                           -                  -                 -                    -

EXCHANGE GAIN/(LOSS)                                         -                  -                 -                    -
                                                 --------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                -                  -              (486)                (467)

NET REORGANIZATION EXPENSE                                   -                  -                 -                    -

INCOME TAX EXPENSE / (BENEFIT)                               -                  -                 -                    -
                                                 --------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                        -                  -              (486)                (467)
                                                 ==========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002
(IN U.S. $'S)

                                                         POLAROD ASIA
                                                            PACIFIC                            INTERNATIONAL
                                                        NTERNATIONAL, INC.     PMC, INC.       POLAROID CORP.
                                                       --------------------------------------------------------
Sales: 3rd party                                                     -                -                     -
Intercompany-US to Foreign                                           -                -                     -
Intercompany-Domestic Subs                                           -                -                     -
Intercompany-Foreign to US                                           -                -                     -
Intercompany-Foreign Subs                                            -                -                     -
Intercompany Royalty                                                 -                -                     -
                                                       --------------------------------------------------------
  TOTAL NET SALES                                                    -                -                     -

Cost of Sales: 3rd party                                             -                -                     -
     Intercompany                                                    -                -                     -
     Intercompany Royalty                                            -                -                     -
                                                       --------------------------------------------------------
  TOTAL COST OF SALES                                                -                -                     -

GROSS MARGIN                                                         -                -                     -

Operating Expenses:
     Marketing                                                       -                -                     -
     General & Administrative                                        -              715                     -
     Research & Engineering                                          -                -                     -
     Restructuring & Other                                           -                -                     -
     Severance                                                       -                -                     -
     Profit Sharing                                                  -                -                     -
                                                       --------------------------------------------------------
  TOTAL EXPENSES                                                     -              715                     -
                                                       --------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                      -             (715)                    -

Other Income:
     Interest Income - 3rd party                                     -                -                     -
     Interest Income - Intercompany                                  -                -                     -
     Other Income - 3rd party                                        -                -                     -
     Other Income - Intercompany                                     -                -                     -
     Interest Expense - 3rd party                                    -                -                     -
     Interest Expense - Intercompany                                 -                -                     -
                                                       --------------------------------------------------------
  NET OTHER INCOME                                                   -                -                     -

EXCHANGE GAIN/(LOSS)                                                 -                -                     -
                                                       --------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                        -             (715)                    -

NET REORGANIZATION EXPENSE                                           -                -                     -

INCOME TAX EXPENSE / (BENEFIT)                                       -                -                     -
                                                       --------------------------------------------------------
NET EARNINGS / (LOSS)                                                -             (715)                    -
                                                       ========================================================


                                                                                                                POLAROID
                                                MAG MEDIA,         POLAROID EYEWEAR       POLAROID DRY           ONLINE
                                                 LIMITED             FAR EAST INC.         IMAGING LLC        SERVICES, INC.
                                               -----------------------------------------------------------------------------
Sales: 3rd party                                       -                          -                 -                    -
Intercompany-US to Foreign                             -                          -                 -                    -
Intercompany-Domestic Subs                             -                          -                 -                    -
Intercompany-Foreign to US                             -                          -                 -                    -
Intercompany-Foreign Subs                              -                          -                 -                    -
Intercompany Royalty                                   -                          -                 -                    -
                                               -----------------------------------------------------------------------------
  TOTAL NET SALES                                      -                          -                 -                    -

Cost of Sales: 3rd party                               -                          -                 -                    -
     Intercompany                                      -                          -                 -                    -
     Intercompany Royalty                              -                          -                 -                    -
                                               -----------------------------------------------------------------------------
  TOTAL COST OF SALES                                  -                          -                 -                    -

GROSS MARGIN                                           -                          -                 -                    -

Operating Expenses:
     Marketing                                         -                          -                 -                    -
     General & Administrative                        467                          -                 -                    -
     Research & Engineering                            -                          -                 -                    -
     Restructuring & Other                             -                          -                 -                    -
     Severance                                         -                          -                 -                    -
     Profit Sharing                                    -                          -                 -                    -
                                               -----------------------------------------------------------------------------
  TOTAL EXPENSES                                     467                          -                 -                    -
                                               -----------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (467)                         -                 -                    -

Other Income:
     Interest Income - 3rd party                       -                          -                 -                    -
     Interest Income - Intercompany                    -                          -                 -                    -
     Other Income - 3rd party                          -                          -                 -                    -
     Other Income - Intercompany                       -                          -                 -                    -
     Interest Expense - 3rd party                      -                          -                 -                    -
     Interest Expense - Intercompany                   -                          -                 -                    -
                                               -----------------------------------------------------------------------------
  NET OTHER INCOME                                     -                          -                 -                    -

EXCHANGE GAIN/(LOSS)                                   -                          -                 -                    -
                                               -----------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE       (467)                         -                 -                    -

NET REORGANIZATION EXPENSE                             -                          -                 -                    -

INCOME TAX EXPENSE / (BENEFIT)                         -                          -                 -                    -
                                               -----------------------------------------------------------------------------
NET EARNINGS / (LOSS)                               (467)                         -                 -                    -
                                               =============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002
(IN U.S. $'S)

                                                      SUBTOTAL     US ADJUSTMENTS      ELIMINATIONS            TOTAL
                                                    ---------------------------------------------------------------------
Sales: 3rd party                                     267,071,500                -                  -         267,071,500
Intercompany-US to Foreign                           106,069,286                -           (913,499)        105,155,787
Intercompany-Domestic Subs                             1,674,238                -         (1,674,237)                  0
Intercompany-Foreign to US                                 5,013                -             (5,013)                  -
Intercompany-Foreign Subs                              2,056,549                -                  -           2,056,549
Intercompany Royalty                                  (6,471,753)               -                  -          (6,471,753)
                                                    ---------------------------------------------------------------------
  TOTAL NET SALES                                    370,404,833                -         (2,592,749)        367,812,084

Cost of Sales: 3rd party                             255,069,034          507,983           (414,029)        255,162,989
     Intercompany                                     80,258,256                -             (4,816)         80,253,440
     Intercompany Royalty                                      -                -                  -                   -
                                                    ---------------------------------------------------------------------
  TOTAL COST OF SALES                                335,327,290          507,983           (418,844)        335,416,429

GROSS MARGIN                                          35,077,543         (507,983)        (2,173,905)         32,395,655

Operating Expenses:
     Marketing                                        83,691,955           11,970                  -          83,703,925
     General & Administrative                         25,104,046               15                  -          25,104,061
     Research & Engineering                           20,046,193                -                  -          20,046,193
     Restructuring & Other                               596,473                -                  -             596,473
     Severance                                         1,866,135                -                  -           1,866,135
     Profit Sharing                                    1,888,159                -                  -           1,888,159
                                                    ---------------------------------------------------------------------
  TOTAL EXPENSES                                     133,192,960           11,985                  -         133,204,945
                                                    ---------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                      (98,115,417)        (519,968)        (2,173,905)       (100,809,290)

Other Income:
     Interest Income - 3rd party                              91                -                  -                  91
     Interest Income - Intercompany                      259,786                -                  -             259,786
     Other Income - 3rd party                        (26,926,344)               -                  -         (26,926,344)
     Other Income - Intercompany                      (1,066,684)               -                  -          (1,066,684)
     Interest Expense - 3rd party                       (527,133)               -                  -            (527,133)
     Interest Expense - Intercompany                           -                -                  -                   -
                                                    ---------------------------------------------------------------------
  NET OTHER INCOME                                   (27,206,019)               -                  -         (27,206,019)

EXCHANGE GAIN/(LOSS)                                     559,714                -                  -             559,714
                                                    ---------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE       (124,761,722)        (519,968)        (2,173,905)       (127,455,595)

NET REORGANIZATION EXPENSE                             9,365,110                -                  -           9,365,110

INCOME TAX EXPENSE / (BENEFIT)                        (4,532,510)      (1,067,686)        (1,201,167)         (6,801,363)
                                                    ---------------------------------------------------------------------
NET EARNINGS / (LOSS)                               (129,594,323)         547,718           (972,738)       (130,019,343)
                                                    =====================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MARCH 31, 2002
(IN U.S. $'S)

                                                          POLAROID       POLAROID LATIN       POLAROID ASIA
                                                         CORPORATION      AMERICA CORP.        PACIFIC LTD.     INNER CITY, INC.
                                                    --------------------------------------------------------------------------------
Sales: 3rd party                                            94,138,620        3,871,705                  -                   -
Intercompany-US to Foreign                                  58,535,026                -                  -                   -
Intercompany-Domestic Subs                                   1,621,458                -                  -                   -
Intercompany-Foreign to US                                           -            4,063                  -                   -
Intercompany-Foreign Subs                                            -        1,069,200                  -                   -
Intercompany Royalty                                         4,528,148                -                  -                   -
                                                    --------------------------------------------------------------------------------
  TOTAL NET SALES                                          158,823,253        4,944,968                  -                   -

COS: 3rd party                                              83,040,455        3,575,787             69,853                   -
     Intercompany                                           45,120,936        1,151,199                  -                   -
     Intercompany Royalty                                            -                -                  -                   -
                                                    --------------------------------------------------------------------------------
  TOTAL COS                                                128,161,391        4,726,986             69,853                   -

GROSS MARGIN                                                30,661,862          217,982            (69,853)                  -

Operating Expenses:
     Marketing                                              27,862,888          953,226                535                   -
     General & Administrative                               10,899,147                -                  -                 348
     Research & Engineering                                  9,502,079                -                  -                   -
     Restructuring & Other                                     527,307           69,166                  -                   -
     Severance                                                       -           39,235                  -                   -
     Profit Sharing                                          2,715,392                -                  -                   -
                                                    --------------------------------------------------------------------------------
  TOTAL EXPENSES                                            51,506,814        1,061,627                535                 348
                                                    --------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                            (20,844,952)        (843,645)           (70,388)               (348)

Other Income:
     Interest Income - 3rd party                                     -                -                  -                   -
     Interest Income - Intercompany                            116,111                -                  -                   -
     Other Income - 3rd party                                5,533,025           32,098                  -              33,004
     Other Income - Intercompany                               (12,415)               -                  -                   -
     Interest Expense - 3rd party                              248,662           17,956                  -                   -
     Interest Expense - Intercompany                                 -                -                  -                   -
                                                    --------------------------------------------------------------------------------
  NET OTHER INCOME                                           5,388,059           14,142                  -              33,004

EXCHANGE GAIN/(LOSS)                                          (717,501)          16,151                  -                   -
                                                    --------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE              (16,174,393)        (813,352)           (70,388)             32,656

NET REORGANIZATION EXPENSE                                   3,975,575           (1,097)                 -                   -

INCOME TAX EXPENSE / (BENEFIT)                                 112,595                -                  -                   -
                                                    --------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                      (20,262,563)        (812,255)           (70,388)             32,656
                                                    ================================================================================

                                                              POLAROID      POLAROID DIGITAL        POLAROID ID
                                                            EYEWEAR, INC.    SOLUTIONS, INC.       SYSTEMS, INC.
                                                    ------------------------------------------------------------
Sales: 3rd party                                                      -          (255,152)           1,123,655
Intercompany-US to Foreign                                            -                 -                    -
Intercompany-Domestic Subs                                            -                 -                    -
Intercompany-Foreign to US                                            -                 -                    -
Intercompany-Foreign Subs                                             -                 -                    -
Intercompany Royalty                                                  -                 -                    -
                                                    ------------------------------------------------------------
  TOTAL NET SALES                                                     -          (255,152)           1,123,655

COS:  3rd party                                                       -            19,790              731,653
     Intercompany                                                     -                 -                    -
     Intercompany Royalty                                             -                 -                    -
                                                    ------------------------------------------------------------
  TOTAL COS                                                           -            19,790              731,653

GROSS MARGIN                                                          -          (274,942)             392,002

Operating Expenses:
     Marketing                                                      486           786,093                    -
     General & Administrative                                         -                 -                    -
     Research & Engineering                                           -                 -                    -
     Restructuring & Other                                            -                 -                    -
     Severance                                                        -                 -                    -
     Profit Sharing                                                   -                 -                    -
                                                    ------------------------------------------------------------
  TOTAL EXPENSES                                                    486           786,093                    -
                                                    ------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                    (486)       (1,061,035)             392,002

Other Income:
     Interest Income - 3rd party                                      -                 -                    -
     Interest Income - Intercompany                                   -                 -                    -
     Other Income - 3rd party                                         -         4,817,483             (320,426)
     Other Income - Intercompany                                      -                 -                    -
     Interest Expense - 3rd party                                     -                 -                    -
     Interest Expense - Intercompany                                  -                 -                    -
                                                    ------------------------------------------------------------
  NET OTHER INCOME                                                    -         4,817,483             (320,426)

EXCHANGE GAIN/(LOSS)                                           (127,165)                -                    -
                                                    ------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                  (127,651)        3,756,448               71,576

NET REORGANIZATION EXPENSE                                            -              (393)                   -

INCOME TAX EXPENSE / (BENEFIT)                                        -                 -                    -
                                                    ------------------------------------------------------------
NET EARNINGS / (LOSS)                                          (127,651)        3,756,841               71,576
                                                    ============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MARCH 31, 2002
(IN U.S. $'S)

                                                           POLAROID         SUB DEBT               PRD                 PRD
                                                         MALAYSIA, LTD.   PARTNERS CORP.     INVESTMENT, INC.      CAPITAL, INC.
                                                    ------------------------------------------------------------------------------
Sales: 3rd party                                               283,139                -                  -                   -
Intercompany-US to Foreign                                           -                -                  -                   -
Intercompany-Domestic Subs                                           -                -                  -                   -
Intercompany-Foreign to US                                           -                -                  -                   -
Intercompany-Foreign Subs                                            -                -                  -                   -
Intercompany Royalty                                                 -                -                  -                   -
                                                    ------------------------------------------------------------------------------
  TOTAL NET SALES                                              283,139                -                  -                   -

COS:  3rd party                                                197,980                -                  -                   -
     Intercompany                                                    -                -                  -                   -
     Intercompany Royalty                                            -                -                  -                   -
                                                    ------------------------------------------------------------------------------
  TOTAL COS                                                    197,980                -                  -                   -

GROSS MARGIN                                                    85,159                -                  -                   -

Operating Expenses:
     Marketing                                                  50,907                -                  -                   -
     General & Administrative                                        -            1,090                  -                   -
     Research & Engineering                                          -                -                  -                   -
     Restructuring & Other                                           -                -                  -                   -
     Severance                                                       -                -                  -                   -
     Profit Sharing                                                  -                -                  -                   -
                                                    ------------------------------------------------------------------------------
  TOTAL EXPENSES                                                50,907            1,090                  -                   -
                                                    ------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                 34,252           (1,090)                 -                   -

Other Income:
     Interest Income - 3rd party                                     -                -                  -                   -
     Interest Income - Intercompany                             32,686                -                  -                   -
     Other Income - 3rd party                                       16                -                  -                   -
     Other Income - Intercompany                                     -                -                  -                   -
     Interest Expense - 3rd party                                  114                -                  -                   -
     Interest Expense - Intercompany                                 -                -                  -                   -
                                                    ------------------------------------------------------------------------------
  NET OTHER INCOME                                              32,588                -                  -                   -

EXCHANGE GAIN/(LOSS)                                              (356)               -                  -                   -
                                                    ------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                   66,484           (1,090)                 -                   -

NET REORGANIZATION EXPENSE                                           -                -                  -                   -

INCOME TAX EXPENSE / (BENEFIT)                                  18,648                -                  -                   -
                                                    ------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                           47,836           (1,090)                 -                   -
                                                    ==============================================================================

                                                          POLAROID MEMORIAL      POLAROID
                                                              DRIVE LLC        PARTNERS, INC.     POLINT, INC.
                                                    ------------------------------------------------------------
Sales: 3rd party                                                         -                -                -
Intercompany-US to Foreign                                               -                -                -
Intercompany-Domestic Subs                                               -                -                -
Intercompany-Foreign to US                                               -                -                -
Intercompany-Foreign Subs                                                -                -                -
Intercompany Royalty                                                     -                -                -
                                                    ------------------------------------------------------------
  TOTAL NET SALES                                                        -                -                -

COS:  3rd party                                                          -                -                -
     Intercompany                                                        -                -                -
     Intercompany Royalty                                                -                -                -
                                                    ------------------------------------------------------------
  TOTAL COS                                                              -                -                -

GROSS MARGIN                                                             -                -                -

Operating Expenses:
     Marketing                                                           -                -                -
     General & Administrative                                            -              486              467
     Research & Engineering                                              -                -                -
     Restructuring & Other                                               -                -                -
     Severance                                                           -                -                -
     Profit Sharing                                                      -                -                -
                                                    ------------------------------------------------------------
  TOTAL EXPENSES                                                         -              486              467
                                                    ------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                          -             (486)            (467)

Other Income:
     Interest Income - 3rd party                                         -                -                -
     Interest Income - Intercompany                                      -                -                -
     Other Income - 3rd party                                            -                -                -
     Other Income - Intercompany                                         -                -
     Interest Expense - 3rd party                                        -                -                -
     Interest Expense - Intercompany                                     -                -                -
                                                    ------------------------------------------------------------
  NET OTHER INCOME                                                       -                -                -

EXCHANGE GAIN/(LOSS)                                                     -                -                -
                                                    ------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                            -             (486)            (467)

NET REORGANIZATION EXPENSE                                               -                -                -

INCOME TAX EXPENSE / (BENEFIT)                                           -                -                -
                                                    ------------------------------------------------------------
NET EARNINGS / (LOSS)                                                    -             (486)            (467)
                                                    ============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MARCH 31, 2002
(IN U.S. $'S)

                                                         POLAROD ASIA
                                                           PACIFIC                            INTERNATIONAL           MAG MEDIA,
                                                       NTERNATIONAL, INC.       PMC, INC.     POLAROID CORP.           LIMITED
                                                    --------------------------------------------------------------------------------
Sales: 3rd party                                                     -                -                  -                   -
Intercompany-US to Foreign                                           -                -                  -                   -
Intercompany-Domestic Subs                                           -                -                  -                   -
Intercompany-Foreign to US                                           -                -                  -                   -
Intercompany-Foreign Subs                                            -                -                  -                   -
Intercompany Royalty                                                 -                -                  -                   -
                                                    --------------------------------------------------------------------------------
  TOTAL NET SALES                                                    -                -                  -                   -

COS:  3rd party                                                      -                -                  -                   -
     Intercompany                                                    -                -                  -                   -
     Intercompany Royalty                                            -                -                  -                   -
                                                    --------------------------------------------------------------------------------
  TOTAL COS                                                          -                -                  -                   -

GROSS MARGIN                                                         -                -                  -                   -

Operating Expenses:
     Marketing                                                       -                -                  -                   -
     General & Administrative                                        -              715                  -                 467
     Research & Engineering                                          -                -                  -                   -
     Restructuring & Other                                           -                -                  -                   -
     Severance                                                       -                -                  -                   -
     Profit Sharing                                                  -                -                  -                   -
                                                    --------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     -              715                  -                 467
                                                    --------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                      -             (715)                 -                (467)

Other Income:
     Interest Income - 3rd party                                     -                -                  -                   -
     Interest Income - Intercompany                                  -                -                  -                   -
     Other Income - 3rd party                                        -                -                  -                   -
     Other Income - Intercompany                                     -                -                  -                   -
     Interest Expense - 3rd party                                    -                -                  -                   -
     Interest Expense - Intercompany                                 -                -                  -                   -
                                                    --------------------------------------------------------------------------------
  NET OTHER INCOME                                                   -                -                  -                   -

EXCHANGE GAIN/(LOSS)                                                 -                -                  -                   -
                                                    --------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                        -             (715)                 -                (467)

NET REORGANIZATION EXPENSE                                           -                -                  -                   -

INCOME TAX EXPENSE / (BENEFIT)                                       -                -                  -                   -
                                                    --------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                                -             (715)                 -                (467)
                                                    ================================================================================

                                                                                              POLAROID
                                                      POLAROID EYEWEAR      POLAROID DRY       ONLINE
                                                        FAR EAST INC.       IMAGING LLC     SERVICES, INC.
                                                    -------------------------------------------------------
Sales: 3rd party                                                    -                -                -
Intercompany-US to Foreign                                          -                -                -
Intercompany-Domestic Subs                                          -                -                -
Intercompany-Foreign to US                                          -                -                -
Intercompany-Foreign Subs                                           -                -                -
Intercompany Royalty                                                -                -                -
                                                    -------------------------------------------------------
  TOTAL NET SALES                                                   -                -                -

COS:  3rd party                                                     -                -                -
     Intercompany                                                   -                -                -
     Intercompany Royalty                                           -                -                -
                                                    -------------------------------------------------------
  TOTAL COS                                                         -                -                -

GROSS MARGIN                                                        -                -                -

Operating Expenses:
     Marketing                                                      -                -                -
     General & Administrative                                       -                -                -
     Research & Engineering                                         -                -                -
     Restructuring & Other                                          -                -                -
     Severance                                                      -                -                -
     Profit Sharing                                                 -                -                -
                                                    -------------------------------------------------------
  TOTAL EXPENSES                                                    -                -                -
                                                    -------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                     -                -                -

Other Income:
     Interest Income - 3rd party                                    -                -                -
     Interest Income - Intercompany                                 -                -                -
     Other Income - 3rd party                                       -                -                -
     Other Income - Intercompany                                    -                -                -
     Interest Expense - 3rd party                                   -                -                -
     Interest Expense - Intercompany                                -                -                -
                                                    -------------------------------------------------------
  NET OTHER INCOME                                                  -                -                -

EXCHANGE GAIN/(LOSS)                                                -                -                -
                                                    -------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                       -                -                -

NET REORGANIZATION EXPENSE                                          -                -                -

INCOME TAX EXPENSE / (BENEFIT)                                      -                -                -
                                                    -------------------------------------------------------
NET EARNINGS / (LOSS)                                               -                -                -
                                                    =======================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MARCH 31, 2002
(IN U.S. $'S)

                                                            SUBTOTAL       US ADJUSTMENTS      ELIMINATIONS              TOTAL
                                                    ----------------------------------------------------------------------------
Sales: 3rd party                                            99,161,967                -                  -          99,161,967
Intercompany-US to Foreign                                  58,535,026                -           (313,899)         58,221,127
Intercompany-Domestic Subs                                   1,621,458                -         (1,621,458)                  -
Intercompany-Foreign to US                                       4,063                -             (4,063)                  -
Intercompany-Foreign Subs                                    1,069,200                -                  -           1,069,200
Intercompany Royalty                                         4,528,148                -                  -           4,528,148
                                                    ----------------------------------------------------------------------------
  TOTAL NET SALES                                          164,919,863                -         (1,939,420)        162,980,443

COS:  3rd party                                             87,635,518                -           (414,029)         87,221,490
     Intercompany                                           46,272,135                -            928,451          47,200,586
     Intercompany Royalty                                            -                -                  -                   -
                                                    ----------------------------------------------------------------------------
  TOTAL COS                                                133,907,653                -            514,423         134,422,076

GROSS MARGIN                                                31,012,210                -         (2,453,843)         28,558,367

Operating Expenses:
     Marketing                                              29,654,135                -                  -          29,654,135
     General & Administrative                               10,902,720               15                  -          10,902,735
     Research & Engineering                                  9,502,079                -                  -           9,502,079
     Restructuring & Other                                     596,473                -                  -             596,473
     Severance                                                  39,235                -            (46,000)             (6,765)
     Profit Sharing                                          2,715,392                -                  -           2,715,392
                                                    ----------------------------------------------------------------------------
  TOTAL EXPENSES                                            53,410,035               15            (46,000)         53,364,050

                                                    ----------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                            (22,397,825)             (15)        (2,407,843)        (24,805,683)

Other Income:
     Interest Income - 3rd party                                     -                -                  -                   -
     Interest Income - Intercompany                            148,797                -                  -             148,797
     Other Income - 3rd party                               10,095,200                -                  -          10,095,200
     Other Income - Intercompany                               (12,415)               -                  -             (12,415)
     Interest Expense - 3rd party                              266,732                -                  -             266,732
     Interest Expense - Intercompany                                 -                -                  -                   -
                                                    ----------------------------------------------------------------------------
  NET OTHER INCOME                                           9,964,850                -                  -           9,964,850

EXCHANGE GAIN/(LOSS)                                          (828,871)               -                  -            (828,871)
                                                    ----------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE              (13,261,845)             (15)        (2,407,843)        (15,669,703)

NET REORGANIZATION EXPENSE                                   3,974,085                -                  -           3,974,085

INCOME TAX EXPENSE / (BENEFIT)                                 131,243                -           (907,922)           (776,679)

                                                    ----------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                      (17,367,173)             (15)        (1,499,921)        (18,867,109)
                                                    ============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 4, 2002 THROUGH MARCH 31, 2002

(IN U.S. $'S)

                                                          POLAROID       POLAROID LATIN       POLAROID ASIA
                                                         CORPORATION      AMERICA CORP.        PACIFIC LTD.      INNER CITY, INC.
                                                      ------------------------------------------------------------------------------
Sales: 3rd party                                            54,600,804        1,863,535                  -                   -
Intercompany-US to Foreign                                  14,951,258                -                  -                   -
Intercompany-Domestic Subs                                     460,840                -                  -                   -
Intercompany-Foreign to US                                           -              500                  -                   -
Intercompany-Foreign Subs                                            -          474,981                  -                   -
Intercompany Royalty                                         1,657,355                -                  -                   -
                                                      ------------------------------------------------------------------------------
  TOTAL NET SALES                                           71,670,258        2,339,016                  -                   -

COS:  3rd party                                             51,223,324        1,733,829              8,245                   -
     Intercompany                                           12,208,115          514,655                  -                   -
     Intercompany Royalty                                            -                -                  -                   -
                                                      ------------------------------------------------------------------------------
  TOTAL COS                                                 63,431,439        2,248,484              8,245                   -

GROSS MARGIN                                                 8,238,819           90,532             (8,245)                  -

Operating Expenses:
     Marketing                                               6,623,977          355,604                535                   -
     General & Administrative                                3,529,167                -                  -                 348
     Research & Engineering                                  2,827,797                -                  -                   -
     Restructuring & Other                                     527,307           45,907                  -                   -
     Severance                                                       -            3,975                  -                   -
     Profit Sharing                                          2,751,094                -                  -                   -
                                                      ------------------------------------------------------------------------------
  TOTAL EXPENSES                                            16,259,342          405,486                535                 348
                                                      ------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                             (8,020,523)        (314,954)            (8,780)               (348)

Other Income:
     Interest Income - 3rd party                                     -                -                  -                   -
     Interest Income - Intercompany                             77,085                -                  -                   -
     Other Income - 3rd party                                  420,070           10,089                  -              33,004
     Other Income - Intercompany                                (5,642)               -                  -                   -
     Interest Expense - 3rd party                              (37,155)           3,963                  -                   -
     Interest Expense - Intercompany                                 -                -                  -                   -
                                                      ------------------------------------------------------------------------------
  NET OTHER INCOME                                             528,668            6,126                  -              33,004

EXCHANGE GAIN/(LOSS)                                          (430,599)          28,453                  -                   -
                                                      ------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE               (7,922,454)        (280,375)            (8,780)             32,656

NET REORGANIZATION EXPENSE                                   1,466,264             (819)                 -                   -

INCOME TAX EXPENSE / (BENEFIT)                                   9,335                -                  -                   -

                                                      ------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                       (9,398,053)        (279,556)            (8,780)             32,656
                                                      ==============================================================================

                                                                POLAROID    POLAROID DIGITAL     POLAROID ID
                                                              EYEWEAR, INC.  SOLUTIONS, INC.    SYSTEMS, INC.
                                                      ---------------------------------------------------------
Sales: 3rd party                                                        -                -          392,888
Intercompany-US to Foreign                                              -                -          (33,795)
Intercompany-Domestic Subs                                              -                -                -
Intercompany-Foreign to US                                              -                -                -
Intercompany-Foreign Subs                                               -                -                -
Intercompany Royalty                                                    -                -                -
                                                      ---------------------------------------------------------
  TOTAL NET SALES                                                       -                -          359,093

COS:  3rd party                                                         -                -          130,904
     Intercompany                                                       -                -          (26,454)
     Intercompany Royalty                                               -                -                -
                                                      ---------------------------------------------------------
  TOTAL COS                                                             -                -          104,450

GROSS MARGIN                                                            -                -          254,643

Operating Expenses:
     Marketing                                                        486                -                -
     General & Administrative                                           -                -                -
     Research & Engineering                                             -                -                -
     Restructuring & Other                                              -                -                -
     Severance                                                          -                -                -
     Profit Sharing                                                     -                -                -
                                                      ---------------------------------------------------------
  TOTAL EXPENSES                                                      486                -                -
                                                      ---------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                      (486)               -          254,643

Other Income:
     Interest Income - 3rd party                                        -                -                -
     Interest Income - Intercompany                                     -                -                -
     Other Income - 3rd party                                           -                -         (320,426)
     Other Income - Intercompany                                        -                -                -
     Interest Expense - 3rd party                                       -                -                -
     Interest Expense - Intercompany                                    -                -                -
                                                      ---------------------------------------------------------
  NET OTHER INCOME                                                      -                -         (320,426)

EXCHANGE GAIN/(LOSS)                                                    -                -                -
                                                      ---------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                        (486)               -          (65,783)

NET REORGANIZATION EXPENSE                                              -                -                -

INCOME TAX EXPENSE / (BENEFIT)                                          -                -                -

                                                      ---------------------------------------------------------
NET EARNINGS / (LOSS)                                                (486)               -          (65,783)
                                                      =========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 4, 2002 THROUGH MARCH 31, 2002

(IN U.S. $'S)

                                                         POLAROID          SUB DEBT              PRD                    PRD
                                                       MALAYSIA, LTD.   PARTNERS CORP.      INVESTMENT, INC.       CAPITAL, INC.
                                                      -----------------------------------------------------------------------------
Sales: 3rd party                                               209,729                -                  -                   -
Intercompany-US to Foreign                                           -                -                  -                   -
Intercompany-Domestic Subs                                           -                -                  -                   -
Intercompany-Foreign to US                                           -                -                  -                   -
Intercompany-Foreign Subs                                            -                -                  -                   -
Intercompany Royalty                                                 -                -                  -                   -
                                                      -----------------------------------------------------------------------------
  TOTAL NET SALES                                              209,729                -                  -                   -

COS:  3rd party                                                136,997                -                  -                   -
     Intercompany                                                    -                -                  -                   -
     Intercompany Royalty                                            -                -                  -                   -
                                                      -----------------------------------------------------------------------------
  TOTAL COS                                                    136,997                -                  -                   -

GROSS MARGIN                                                    72,732                -                  -                   -

Operating Expenses:
     Marketing                                                  16,546                -                  -                   -
     General & Administrative                                        -            1,090                  -                   -
     Research & Engineering                                          -                -                  -                   -
     Restructuring & Other                                           -                -                  -                   -
     Severance                                                       -                -                  -                   -
     Profit Sharing                                                  -                -                  -                   -
                                                      -----------------------------------------------------------------------------
  TOTAL EXPENSES                                                16,546            1,090                  -                   -
                                                      -----------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                 56,186           (1,090)                 -                   -

Other Income:
     Interest Income - 3rd party                                     -                -                  -                   -
     Interest Income - Intercompany                             10,422                -                  -                   -
     Other Income - 3rd party                                        -                -                  -                   -
     Other Income - Intercompany                                     -                -                  -                   -
     Interest Expense - 3rd party                                   18                -                  -                   -
     Interest Expense - Intercompany                                 -                -                  -                   -
                                                      -----------------------------------------------------------------------------
  NET OTHER INCOME                                              10,404                -                  -                   -

EXCHANGE GAIN/(LOSS)                                                 -                -                  -                   -
                                                      -----------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                   66,590           (1,090)                 -                   -

NET REORGANIZATION EXPENSE                                           -                -                  -                   -

INCOME TAX EXPENSE / (BENEFIT)                                  12,613                -                  -                   -

                                                      -----------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                           53,977           (1,090)                 -                   -
                                                      =============================================================================

                                                       POLAROID MEMORIAL       POLAROID
                                                            DRIVE LLC       PARTNERS, INC.     POLINT, INC.
                                                      -----------------------------------------------------
Sales: 3rd party                                                      -                -                -
Intercompany-US to Foreign                                            -                -                -
Intercompany-Domestic Subs                                            -                -                -
Intercompany-Foreign to US                                            -                -                -
Intercompany-Foreign Subs                                             -                -                -
Intercompany Royalty                                                  -                -                -
                                                      -----------------------------------------------------
  TOTAL NET SALES                                                     -                -                -

COS:  3rd party                                                       -                -                -
     Intercompany                                                     -                -                -
     Intercompany Royalty                                             -                -                -
                                                      -----------------------------------------------------
  TOTAL COS                                                           -                -                -

GROSS MARGIN                                                          -                -                -

  Operating Expenses:
     Marketing                                                        -                -                -
     General & Administrative                                         -              486              467
     Research & Engineering                                           -                -                -
     Restructuring & Other                                            -                -                -
     Severance                                                        -                -                -
     Profit Sharing                                                   -                -                -
                                                      -----------------------------------------------------
  TOTAL EXPENSES                                                      -              486              467
                                                      -----------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                       -             (486)            (467)

Other Income:
     Interest Income - 3rd party                                      -                -                -
     Interest Income - Intercompany                                   -                -                -
     Other Income - 3rd party                                         -                -                -
     Other Income - Intercompany                                      -                -                -
     Interest Expense - 3rd party                                     -                -                -
     Interest Expense - Intercompany                                  -                -                -
                                                      -----------------------------------------------------
  NET OTHER INCOME                                                    -                -                -

EXCHANGE GAIN/(LOSS)                                                  -                -                -
                                                      -----------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                         -             (486)            (467)

NET REORGANIZATION EXPENSE                                            -                -                -

INCOME TAX EXPENSE / (BENEFIT)                                        -                -                -

                                                      -----------------------------------------------------
NET EARNINGS / (LOSS)                                                 -             (486)            (467)
                                                      =====================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 4, 2002 THROUGH MARCH 31, 2002

(IN U.S. $'S)

                                                          POLAROD ASIA
                                                            PACIFIC                           INTERNATIONAL          MAG MEDIA,
                                                       INTERNATIONAL, INC.      PMC, INC.     POLAROID CORP.          LIMITED
                                                      ------------------------------------------------------------------------------
Sales: 3rd party                                                     -                -                  -                   -
Intercompany-US to Foreign                                           -                -                  -                   -
Intercompany-Domestic Subs                                           -                -                  -                   -
Intercompany-Foreign to US                                           -                -                  -                   -
Intercompany-Foreign Subs                                            -                -                  -                   -
Intercompany Royalty                                                 -                -                  -                   -
                                                      ------------------------------------------------------------------------------
  TOTAL NET SALES                                                    -                -                  -                   -

COS:  3rd party                                                      -                -                  -                   -
     Intercompany                                                    -                -                  -                   -
     Intercompany Royalty                                            -                -                  -                   -
                                                      ------------------------------------------------------------------------------
  TOTAL COS                                                          -                -                  -                   -

GROSS MARGIN                                                         -                -                  -                   -

Operating Expenses:
     Marketing                                                       -                -                  -                   -
     General & Administrative                                        -              715                  -                 467
     Research & Engineering                                          -                -                  -                   -
     Restructuring & Other                                           -                -                  -                   -
     Severance                                                       -                -                  -                   -
     Profit Sharing                                                  -                -                  -                   -
                                                      ------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     -              715                  -                 467

                                                      ------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                      -             (715)                 -                (467)

Other Income:
     Interest Income - 3rd party                                     -                -                  -                   -
     Interest Income - Intercompany                                  -                -                  -                   -
     Other Income - 3rd party                                        -                -                  -                   -
     Other Income - Intercompany                                     -                -                  -                   -
     Interest Expense - 3rd party                                    -                -                  -                   -
     Interest Expense - Intercompany                                 -                -                  -                   -
                                                      ------------------------------------------------------------------------------
  NET OTHER INCOME                                                   -                -                  -                   -

EXCHANGE GAIN/(LOSS)                                                 -                -                  -                   -
                                                      ------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                        -             (715)                 -                (467)

NET REORGANIZATION EXPENSE                                           -                -                  -                   -

INCOME TAX EXPENSE / (BENEFIT)                                       -                -                  -                   -

                                                      ------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                                -             (715)                 -                (467)
                                                      ==============================================================================

                                                                                                 POLAROID
                                                           POLAROID EYEWEAR    POLAROID DRY       ONLINE
                                                             FAR EAST INC.      IMAGING LLC    SERVICES, INC.
                                                      --------------------------------------------------------
Sales: 3rd party                                                        -                -                -
Intercompany-US to Foreign                                              -                -                -
Intercompany-Domestic Subs                                              -                -                -
Intercompany-Foreign to US                                              -                -                -
Intercompany-Foreign Subs                                               -                -                -
Intercompany Royalty                                                    -                -                -
                                                      --------------------------------------------------------
  TOTAL NET SALES                                                       -                -                -

COS:  3rd party                                                         -                -                -
     Intercompany                                                       -                -                -
     Intercompany Royalty                                               -                -                -
                                                      --------------------------------------------------------
  TOTAL COS                                                             -                -                -

GROSS MARGIN                                                            -                -                -

Operating Expenses:
     Marketing                                                          -                -                -
     General & Administrative                                           -                -                -
     Research & Engineering                                             -                -                -
     Restructuring & Other                                              -                -                -
     Severance                                                          -                -                -
     Profit Sharing                                                     -                -                -
                                                      --------------------------------------------------------
  TOTAL EXPENSES                                                        -                -                -

                                                      --------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                         -                -                -

Other Income:
     Interest Income - 3rd party                                        -                -                -
     Interest Income - Intercompany                                     -                -                -
     Other Income - 3rd party                                           -                -                -
     Other Income - Intercompany                                        -                -                -
     Interest Expense - 3rd party                                       -                -                -
     Interest Expense - Intercompany                                    -                -                -
                                                      --------------------------------------------------------
  NET OTHER INCOME                                                      -                -                -

EXCHANGE GAIN/(LOSS)                                                    -                -                -
                                                      --------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                           -                -                -

NET REORGANIZATION EXPENSE                                              -                -                -

INCOME TAX EXPENSE / (BENEFIT)                                          -                -                -

                                                      --------------------------------------------------------
NET EARNINGS / (LOSS)                                                   -                -                -
                                                      ========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MARCH 4, 2002 THROUGH MARCH 31, 2002

(IN U.S. $'S)

                                                            SUBTOTAL       US ADJUSTMENTS    ELIMINATIONS            TOTAL
                                                      ---------------------------------------------------------------------------
Sales: 3rd party                                            57,066,956                -                  -          57,066,956
Intercompany-US to Foreign                                  14,917,463                -            (50,818)         14,866,645
Intercompany-Domestic Subs                                     460,840                -           (460,840)                  -
Intercompany-Foreign to US                                         500                -               (500)                  -
Intercompany-Foreign Subs                                      474,981                -                  -             474,981
Intercompany Royalty                                         1,657,355                -                  -           1,657,355
                                                      ---------------------------------------------------------------------------
  TOTAL NET SALES                                           74,578,096                -           (512,158)         74,065,938

COS:  3rd party                                             53,233,299                -            (49,083)         53,184,216
     Intercompany                                           12,696,316                -         (2,083,231)         10,613,085
     Intercompany Royalty                                            -                -                  -                   -
                                                      ---------------------------------------------------------------------------
  TOTAL COS                                                 65,929,615                -         (2,132,314)         63,797,300

GROSS MARGIN                                                 8,648,481                -          1,620,156          10,268,637

  Operating Expenses:
     Marketing                                               6,997,148                -                  -           6,997,148
     General & Administrative                                3,532,740               15                  -           3,532,755
     Research & Engineering                                  2,827,797                -                  -           2,827,797
     Restructuring & Other                                     573,214                -                  -             573,214
     Severance                                                   3,975                -            (10,740)             (6,765)
     Profit Sharing                                          2,751,094                -                  -           2,751,094
                                                      ---------------------------------------------------------------------------
  TOTAL EXPENSES                                            16,685,968               15            (10,740)         16,675,243

                                                      ---------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                             (8,037,487)             (15)         1,630,896          (6,406,606)

Other Income:
     Interest Income - 3rd party                                     -                -                                      -
     Interest Income - Intercompany                             87,507                -                                 87,507
     Other Income - 3rd party                                  142,737          (33,131)                               109,606
     Other Income - Intercompany                                (5,642)               -                                 (5,642)
     Interest Expense - 3rd party                              (33,174)               -                                (33,174)
     Interest Expense - Intercompany                                 -                -                                      -
                                                      ---------------------------------------------------------------------------
  NET OTHER INCOME                                             257,776          (33,131)                               224,645

EXCHANGE GAIN/(LOSS)                                          (402,146)               -                               (402,146)
                                                      ---------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE               (8,181,857)         (33,146)         1,630,896          (6,584,107)

NET REORGANIZATION EXPENSE                                   1,465,445                -                              1,465,445

INCOME TAX EXPENSE / (BENEFIT)                                  21,948                -            599,458             621,406

                                                      ---------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                       (9,669,250)         (33,146)         1,031,438          (8,670,958)
                                                      ===========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MARCH 31, 2002
(IN U.S. $'S)

                                                           POLAROID      POLAROID LATIN     POLAROID ASIA
                                                          CORPORATION     AMERICA CORP.      PACIFIC LTD.      INNER CITY, INC.
                                                         ---------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                  87,896,062          237,449             15,308              10,031

NET RECEIVABLES - THIRD PARTY                               72,617,299        4,458,596                  -              17,186
NET RECEIVABLES - INTERCOMPANY                              37,279,584       14,222,269          8,980,765                   -
NET INVENTORIES                                            146,594,657          924,830                  -                   -
TOTAL PREPAID EXPENSES                                       5,348,780        1,041,160             36,251                   -
                                                         ---------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                       349,736,382       20,884,304          9,032,324              27,217
                                                         ---------------------------------------------------------------------------

NET FIXED ASSETS                                           248,025,620        1,822,327                  -                   -

TOTAL OTHER NON-CURRENT ASSETS                             129,317,307        1,939,428          3,195,000                   -
                                                         ---------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                   377,342,926        3,761,755          3,195,000                   -
                                                         ---------------------------------------------------------------------------
TOTAL ASSETS                                               727,079,308       24,646,059         12,227,324              27,217
                                                         ===========================================================================

LIABILITIES
POST-PETITION NOTES                                            331,213                -                  -                   -
POST-PETITION PAYABLES - THIRD PARTY                        25,211,883         (295,302)                 -                  25
POST-PETITION PAYABLES - INTERCOMPANY                       16,818,098       (5,849,958)           127,995                   -
TOTAL POST-PETITION ACCRUALS                                39,791,133          396,889             16,000               2,677
                                                         ---------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     82,152,327       (5,748,371)           143,995               2,702

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          -            8,639                  -                   -

TOTAL PREPETITION  LIABILITIES                           1,232,844,248       26,393,440          1,341,094          12,685,007
                                                         ---------------------------------------------------------------------------
TOTAL LIABILITIES                                        1,314,996,575       20,653,708          1,485,089          12,687,709

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                    (587,917,266)       3,992,351         10,742,235         (12,660,492)

                                                         ---------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                     727,079,308       24,646,059         12,227,324              27,217
                                                         ===========================================================================

                                                              POLAROID       POLAROID DIGITAL      POLAROID ID
                                                            EYEWEAR, INC.     SOLUTIONS, INC.     SYSTEMS, INC.
                                                         --------------------------------------------------------
ASSETS

TOTAL CASH                                                              -                -               558,343

NET RECEIVABLES - THIRD PARTY                                           -                -               904,175
NET RECEIVABLES - INTERCOMPANY                                  2,367,501                -            40,948,672
NET INVENTORIES                                                         -                -               494,700
TOTAL PREPAID EXPENSES                                                  -                -                     -
                                                         --------------------------------------------------------
TOTAL CURRENT ASSETS                                            2,367,501                -            42,905,890
                                                         --------------------------------------------------------

NET FIXED ASSETS                                                        -                -                     -

TOTAL OTHER NON-CURRENT ASSETS                                  5,354,760                -                     -
                                                         --------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                        5,354,760                -                     -
                                                         --------------------------------------------------------
TOTAL ASSETS                                                    7,722,261                -            42,905,890
                                                         ========================================================

LIABILITIES
POST-PETITION NOTES                                                     -                -                     -
POST-PETITION PAYABLES - THIRD PARTY                                    -                -               126,046
POST-PETITION PAYABLES - INTERCOMPANY                                   -                -                     -
TOTAL POST-PETITION ACCRUALS                                      499,000                -               292,041
                                                         --------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                           499,000                -               418,087

TOTAL POST-PETITION NON-CURRENT LIABILITIES                             -                -                     -

TOTAL PREPETITION  LIABILITIES                                  8,378,657                -               828,750
                                                         --------------------------------------------------------
TOTAL LIABILITIES                                               8,877,657                -             1,246,837

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         (1,155,396)               -            41,659,053
                                                         --------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                          7,722,261                -            42,905,890
                                                         ========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MARCH 31, 2002
(IN U.S. $'S)

                                                            POLAROID        SUB DEBT             PRD                 PRD
                                                         MALAYSIA, LTD.   PARTNERS CORP.    INVESTMENT, INC.     CAPITAL, INC.
                                                         ---------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                     160,285                -                  -                   -

NET RECEIVABLES - THIRD PARTY                                  212,508                -                  -                   -
NET RECEIVABLES - INTERCOMPANY                               4,547,967          516,903             50,000              99,909
NET INVENTORIES                                                      -                -                  -                   -
TOTAL PREPAID EXPENSES                                          87,943            2,557                  -                   -
                                                         ---------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                         5,008,703          519,460             50,000              99,909
                                                         ---------------------------------------------------------------------------

NET FIXED ASSETS                                                 6,666                -                  -                   -

TOTAL OTHER NON-CURRENT ASSETS                                       -                -            600,000          29,100,000
                                                         ---------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                         6,666                -            600,000          29,100,000
                                                         ---------------------------------------------------------------------------
TOTAL ASSETS                                                 5,015,369          519,460            650,000          29,199,909
                                                         ===========================================================================

LIABILITIES
POST-PETITION NOTES                                                  -                -                  -                   -
POST-PETITION PAYABLES - THIRD PARTY                               737                -                  -                   -
POST-PETITION PAYABLES - INTERCOMPANY                          142,201                -                  -                   -
TOTAL POST-PETITION ACCRUALS                                    78,465                -                  -                   -
                                                         ---------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        221,403                -                  -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          -                -                  -                   -

TOTAL PREPETITION  LIABILITIES                                 356,359              673                294                 806
                                                         ---------------------------------------------------------------------------
TOTAL LIABILITIES                                              577,762              673                294                 806

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                       4,437,607          518,787            649,706          29,199,103
                                                         ---------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                       5,015,369          519,460            650,000          29,199,909
                                                         ===========================================================================

                                                            POLAROID MEMORIAL       POLAROID
                                                                DRIVE LLC         PARTNERS, INC.     POLINT, INC.
                                                         ---------------------------------------------------------
ASSETS

TOTAL CASH                                                                -                   -               -

NET RECEIVABLES - THIRD PARTY                                             -                   -               -
NET RECEIVABLES - INTERCOMPANY                                       99,500                   -               -
NET INVENTORIES                                                           -                   -               -
TOTAL PREPAID EXPENSES                                                    -                   -               -
                                                         ---------------------------------------------------------
TOTAL CURRENT ASSETS                                                 99,500                   -               -
                                                         ---------------------------------------------------------

NET FIXED ASSETS                                                          -                   -               -

TOTAL OTHER NON-CURRENT ASSETS                                            -               1,000               -
                                                         ---------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                                  -               1,000               -
                                                         ---------------------------------------------------------
TOTAL ASSETS                                                         99,500               1,000               -
                                                         =========================================================

LIABILITIES
POST-PETITION NOTES                                                       -                   -               -
POST-PETITION PAYABLES - THIRD PARTY                                      -                   -               -
POST-PETITION PAYABLES - INTERCOMPANY                                     -                   -               -
TOTAL POST-PETITION ACCRUALS                                              -                   -               -
                                                         ---------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                   -                   -               -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                               -                   -               -

TOTAL PREPETITION  LIABILITIES                                            -               1,436           2,424
                                                         ---------------------------------------------------------
TOTAL LIABILITIES                                                         -               1,436           2,424

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                               99,500                (436)         (2,424)
                                                         ---------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                               99,500               1,000               -
                                                         =========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MARCH 31, 2002
(IN U.S. $'S)

                                                          POLAROID ASIA
                                                            PACIFIC                          INTERNATIONAL           MAG MEDIA,
                                                         INTERNATIONAL, INC.    PMC, INC.     POLAROID CORP.          LIMITED
                                                         ---------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                      75,187                -                  -                   -

NET RECEIVABLES - THIRD PARTY                                    5,431                -                  -                   -
NET RECEIVABLES - INTERCOMPANY                                 115,441                -            850,299                   -
NET INVENTORIES                                                      -                -                  -                   -
TOTAL PREPAID EXPENSES                                           9,779                -                  -                   -
                                                         ---------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                           205,838                -            850,299                   -
                                                         ---------------------------------------------------------------------------

NET FIXED ASSETS                                                21,391                -                  -                   -

TOTAL OTHER NON-CURRENT ASSETS                                       -                -                  -                   -
                                                         ---------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                        21,391                -                  -                   -
                                                         ---------------------------------------------------------------------------
TOTAL ASSETS                                                   227,229                -            850,299                   -
                                                         ===========================================================================

LIABILITIES
POST-PETITION NOTES                                                  -                -                  -                   -
POST-PETITION PAYABLES - THIRD PARTY                                 -                -                  -                   -
POST-PETITION PAYABLES - INTERCOMPANY                         (118,396)               -                  -                   -
TOTAL POST-PETITION ACCRUALS                                    44,032                -                  -                   -
                                                         ---------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        (74,364)               -                  -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          -                -                  -                   -

TOTAL PREPETITION  LIABILITIES                                 251,593        1,226,381                  -          10,217,031
                                                         ---------------------------------------------------------------------------
TOTAL LIABILITIES                                              177,229        1,226,381                  -          10,217,031

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                          50,000       (1,226,381)           850,299         (10,217,031)
                                                         ---------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                         227,229                -            850,299                   -
                                                         ===========================================================================

                                                                                                     POLAROID
                                                            POLAROID EYEWEAR     POLAROID DRY         ONLINE
                                                               FAR EAST INC.      IMAGING LLC     SERVICES, INC.
                                                         -------------------------------------------------------------
ASSETS

TOTAL CASH                                                                -                -                     -

NET RECEIVABLES - THIRD PARTY                                             -                -                     -
NET RECEIVABLES - INTERCOMPANY                                            -                -                     -
NET INVENTORIES                                                           -                -                     -
TOTAL PREPAID EXPENSES                                                    -                -                     -
                                                         -------------------------------------------------------------
TOTAL CURRENT ASSETS                                                      -                -                     -
                                                         -------------------------------------------------------------

NET FIXED ASSETS                                                          -                -                     -

TOTAL OTHER NON-CURRENT ASSETS                                            -                -                     -
                                                         -------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                                  -                -                     -
                                                         -------------------------------------------------------------
TOTAL ASSETS                                                              -                -                     -
                                                         =============================================================

LIABILITIES
POST-PETITION NOTES                                                       -                -                     -
POST-PETITION PAYABLES - THIRD PARTY                                      -                -                     -
POST-PETITION PAYABLES - INTERCOMPANY                                     -                -                     -
TOTAL POST-PETITION ACCRUALS                                              -                -                     -
                                                         -------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                   -                -                     -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                               -                -                     -

TOTAL PREPETITION  LIABILITIES                                            -                -                     -
                                                         -------------------------------------------------------------
TOTAL LIABILITIES                                                         -                -                     -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                    -                -                     -
                                                         -------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                    -                -                     -
                                                         =============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MARCH 31, 2002
(IN U.S. $'S)

                                                           SUBTOTAL      US ADJUSTMENTS      ELIMINATIONS            TOTAL
                                                         ------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                  88,952,665                -                  -          88,952,665

NET RECEIVABLES - THIRD PARTY                               78,215,195                -                  -          78,215,195
NET RECEIVABLES - INTERCOMPANY                             110,078,810                -        (43,309,824)         66,768,986
NET INVENTORIES                                            148,014,187                -         (3,246,397)        144,767,790
TOTAL PREPAID EXPENSES                                       6,526,470                -          1,339,101           7,865,571
                                                         ------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                       431,787,327                -        (45,217,119)        386,570,207
                                                         ------------------------------------------------------------------------

NET FIXED ASSETS                                           249,876,004                -                  -         249,876,004

TOTAL OTHER NON-CURRENT ASSETS                             169,507,495      (78,561,939)          (150,000)         90,795,556
                                                         ------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                   419,383,498      (78,561,939)          (150,000)        340,671,559
                                                         ------------------------------------------------------------------------
TOTAL ASSETS                                               851,170,825      (78,561,939)       (45,367,119)        727,241,767
                                                         ========================================================================

LIABILITIES
POST-PETITION NOTES                                            331,213                -                  -             331,213
POST-PETITION PAYABLES - THIRD PARTY                        25,043,389                -                  -          25,043,389
POST-PETITION PAYABLES - INTERCOMPANY                       11,119,940               15         (2,516,044)          8,603,912
TOTAL POST-PETITION ACCRUALS                                41,120,237                -                  -          41,120,237
                                                         ------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     77,614,779               15         (2,516,044)         75,098,750

TOTAL POST-PETITION NON-CURRENT LIABILITIES                      8,639                -                  -               8,639

TOTAL PREPETITION  LIABILITIES                           1,294,528,193                -        (40,609,586)      1,253,918,607
                                                         ------------------------------------------------------------------------
TOTAL LIABILITIES                                        1,372,151,611               15        (43,125,629)      1,329,025,996

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                    (520,980,785)     (78,561,954)        (2,241,490)       (601,784,229)
                                                         ------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                     851,170,825      (78,561,939)       (45,367,119)        727,241,767
                                                         ========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MARCH 31, 2002
(IN U.S. $'s)

                                                                 POLAROID        POLAROID LATIN    POLAROID ASIA
                                                                CORPORATION       AMERICA CORP.     PACIFIC LTD.    INNER CITY, INC.
                                                                -------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                      267,657,186                  -                 -                -
  Non-Interest Overdrafts                                                   -                  -                 -                -
  Current Long-Term Debt                                          573,900,990                  -                 -                -
                                                                -------------------------------------------------------------------
PRE-PETITION NOTES                                                841,558,175                  -                 -                -

Pre-Petition Payables
  Trade Accounts Payable                                           64,982,368            105,569                 -           80,735
  Interco Payables-US to Foreign                                   75,351,432                  -             6,247                -
  Interco Payables-Foreign to US                                            -          3,805,263                 -                -
  Interco Payables-Domestic Subs                                      279,909                  -         1,270,142       12,604,272
  Interco Payables-Foreign Subs                                             -         22,482,608                 -                -
                                                                -------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                       140,613,708         26,393,440         1,276,389       12,685,007

Pre-Petition Accruals:
  Reserve Restructuring                                            11,689,859                  -                 -                -
  Accrued Payroll & Related Expenses                                8,415,953                  -            64,705                -
  Accrued Tax & Gov't Accounts                                              -                  -                 -                -
  Accrued Income Taxes                                                (17,456)                 -                 -                -
  Deferred Income Tax - Current                                             -                  -                 -                -
  Accrued Warranty                                                    353,894                  -                 -                -
  Other Accrued Liabilities                                        72,212,809                  -                 -                -
  Post-Retirement Medical                                                   -                  -                 -                -
  Post-Employment Benefits                                          4,500,000                  -                 -                -
  Other Accrued Taxes                                              11,815,552                  -                 -                -
                                                                -------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                       108,970,610                  -            64,705                -

                                                                -------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                          1,091,142,493         26,393,440         1,341,094       12,685,007
                                                                -------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                                   -                  -                 -                -
  Post-Employment Benefits                                         43,131,163                  -                 -                -
  Long-Term Debt                                                            -                  -                 -                -
  Deferred Taxes                                                   13,691,782                  -                 -                -
  Other                                                            84,878,810                  -                 -                -
                                                                -------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                        141,701,755                  -                 -                -

                                                                -------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                  1,232,844,248         26,393,440         1,341,094       12,685,007
                                                                ===================================================================

                                                                  POLAROID         POLAROID DIGITAL    POLAROID ID
                                                                EYEWEAR, INC.      SOLUTIONS, INC.    SYSTEMS, INC.

                                                                ---------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                                -                  -                  -
  Non-Interest Overdrafts                                                   -                  -                  -
  Current Long-Term Debt                                                    -                  -                  -
                                                                ---------------------------------------------------
PRE-PETITION NOTES                                                          -                  -                  -

Pre-Petition Payables
  Trade Accounts Payable                                                    -                  -            614,573
  Interco Payables-US to Foreign                                    2,811,917                  -                  -
  Interco Payables-Foreign to US                                            -                  -                  -
  Interco Payables-Domestic Subs                                    5,566,740                  -                  -
  Interco Payables-Foreign Subs                                             -                  -                  -
                                                                ---------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                         8,378,657                  -            614,573

Pre-Petition Accruals:
  Reserve Restructuring                                                     -                  -                  -
  Accrued Payroll & Related Expenses                                        -                  -                  -
  Accrued Tax & Gov't Accounts                                              -                  -                  -
  Accrued Income Taxes                                                      -                  -            214,177
  Deferred Income Tax - Current                                             -                  -                  -
  Accrued Warranty                                                          -                  -                  -
  Other Accrued Liabilities                                                 -                  -                  -
  Post-Retirement Medical                                                   -                  -                  -
  Post-Employment Benefits                                                  -                  -                  -
  Other Accrued Taxes                                                       -                  -                  -
                                                                ---------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                                 -                  -            214,177

                                                                ---------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                              8,378,657                  -            828,750
                                                                ---------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                                   -                  -                  -
  Post-Employment Benefits                                                  -                  -                  -
  Long-Term Debt                                                            -                  -                  -
  Deferred Taxes                                                            -                  -                  -
  Other                                                                     -                  -                  -
                                                                ---------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                                  -                  -                  -

                                                                ---------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                      8,378,657                  -            828,750
                                                                ===================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MARCH 31, 2002
(IN U.S. $'s)

                                                           POLAROID           SUB DEBT               PRD                   PRD
                                                        MALAYSIA, LTD.     PARTNERS CORP.      INVESTMENT, INC.       CAPITAL, INC.

                                                        ---------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                         -                  -                      -                  -
  Non-Interest Overdrafts                                            -                  -                      -                  -
  Current Long-Term Debt                                             -                  -                      -                  -
                                                        ---------------------------------------------------------------------------
PRE-PETITION NOTES                                                   -                  -                      -                  -

Pre-Petition Payables
  Trade Accounts Payable                                             -                  -                      -                  -
  Interco Payables-US to Foreign                                     -                  -                      -                  -
  Interco Payables-Foreign to US                                     -                  -                      -                  -
  Interco Payables-Domestic Subs                                     -                  -                    294                806
  Interco Payables-Foreign Subs                                169,684                  -                      -                  -
                                                        ---------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                    169,684                  -                    294                806

Pre-Petition Accruals:
  Reserve Restructuring                                              -                  -                      -                  -
  Accrued Payroll & Related Expenses                                 -                  -                      -                  -
  Accrued Tax & Gov't Accounts                                       -                  -                      -                  -
  Accrued Income Taxes                                         185,263                  -                      -                  -
  Deferred Income Tax - Current                                      -                  -                      -                  -
  Accrued Warranty                                                   -                  -                      -                  -
  Other Accrued Liabilities                                      1,412                673                      -                  -
  Post-Retirement Medical                                            -                  -                      -                  -
  Post-Employment Benefits                                           -                  -                      -                  -
  Other Accrued Taxes                                                -                  -                      -                  -
                                                        ---------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                    186,675                673                      -                  -

                                                        ---------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                         356,359                673                    294                806
                                                        ---------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                            -                  -                      -                  -
  Post-Employment Benefits                                           -                  -                      -                  -
  Long-Term Debt                                                     -                  -                      -                  -
  Deferred Taxes                                                     -                  -                      -                  -
  Other                                                              -                  -                      -                  -
                                                        ---------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                           -                  -                      -                  -

                                                        ---------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                 356,359                673                    294                806
                                                        ===========================================================================

                                                     POLAROID MEMORIAL     POLAROID
                                                         DRIVE LLC      PARTNERS, INC.      POLINT, INC.

                                                     ---------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                       -                  -                -
  Non-Interest Overdrafts                                          -                  -                -
  Current Long-Term Debt                                           -                  -                -
                                                     ---------------------------------------------------
PRE-PETITION NOTES                                                 -                  -                -

Pre-Petition Payables
  Trade Accounts Payable                                           -                  -                -
  Interco Payables-US to Foreign                                   -                  -                -
  Interco Payables-Foreign to US                                   -                  -                -
  Interco Payables-Domestic Subs                                   -              1,436            2,424
  Interco Payables-Foreign Subs                                    -                  -                -
                                                     ---------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                        -              1,436            2,424

Pre-Petition Accruals:
  Reserve Restructuring                                            -                  -                -
  Accrued Payroll & Related Expenses                               -                  -                -
  Accrued Tax & Gov't Accounts                                     -                  -                -
  Accrued Income Taxes                                             -                  -                -
  Deferred Income Tax - Current                                    -                  -                -
  Accrued Warranty                                                 -                  -                -
  Other Accrued Liabilities                                        -                  -                -
  Post-Retirement Medical                                          -                  -                -
  Post-Employment Benefits                                         -                  -                -
  Other Accrued Taxes                                              -                  -                -
                                                     ---------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                        -                  -                -

                                                     ---------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                             -              1,436            2,424
                                                     ---------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                          -                  -                -
  Post-Employment Benefits                                         -                  -                -
  Long-Term Debt                                                   -                  -                -
  Deferred Taxes                                                   -                  -                -
  Other                                                            -                  -                -
                                                     ---------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                         -                  -                -

                                                     ---------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                     -              1,436            2,424
                                                     ===================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MARCH 31, 2002
(IN U.S. $'s)

                                                           POLAROID ASIA
                                                             PACIFIC                             INTERNATIONAL       MAG MEDIA,
                                                         INTERNATIONAL, INC.     PMC, INC.       POLAROID CORP.       LIMITED

                                                      -------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                                 -              -                -                -
  Non-Interest Overdrafts                                                    -              -                -                -
  Current Long-Term Debt                                                     -              -                -                -
                                                      -------------------------------------------------------------------------
PRE-PETITION NOTES                                                           -              -                -                -

Pre-Petition Payables
  Trade Accounts Payable                                                     -              -                -                -
  Interco Payables-US to Foreign                                         7,572              -                -                -
  Interco Payables-Foreign to US                                             -              -                -                -
  Interco Payables-Domestic Subs                                       232,739      1,226,153                -       10,217,031
  Interco Payables-Foreign Subs                                              -              -                -                -
                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                            240,311      1,226,153                -       10,217,031

Pre-Petition Accruals:
  Reserve Restructuring                                                      -              -                -                -
  Accrued Payroll & Related Expenses                                     8,796              -                -                -
  Accrued Tax & Gov't Accounts                                               -              -                -                -
  Accrued Income Taxes                                                       -            228                -                -
  Deferred Income Tax - Current                                              -              -                -                -
  Accrued Warranty                                                           -              -                -                -
  Other Accrued Liabilities                                              2,486              -                -                -
  Post-Retirement Medical                                                    -              -                -                -
  Post-Employment Benefits                                                   -              -                -                -
  Other Accrued Taxes                                                        -              -                -                -
                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                             11,282            228                -                -

                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                                 251,593      1,226,381                -       10,217,031
                                                      -------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                                    -              -                -                -
  Post-Employment Benefits                                                   -              -                -                -
  Long-Term Debt                                                             -              -                -                -
  Deferred Taxes                                                             -              -                -                -
  Other                                                                      -              -                -                -
                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                                   -              -                -                -

                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                         251,593      1,226,381                -       10,217,031
                                                      =========================================================================

                                                                                                     POLAROID
                                                        POLAROID EYEWEAR        POLAROID DRY          ONLINE
                                                         FAR EAST INC.          IMAGING LLC       SERVICES, INC.

                                                      ----------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                                         -                  -                   -
  Non-Interest Overdrafts                                            -                  -                   -
  Current Long-Term Debt                                             -                  -                   -
                                                      ----------------------------------------------------------
PRE-PETITION NOTES                                                   -                  -                   -

Pre-Petition Payables
  Trade Accounts Payable                                             -                  -                   -
  Interco Payables-US to Foreign                                     -                  -                   -
  Interco Payables-Foreign to US                                     -                  -                   -
  Interco Payables-Domestic Subs                                     -                  -                   -
  Interco Payables-Foreign Subs                                      -                  -                   -
                                                      ----------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                          -                  -                   -

Pre-Petition Accruals:
  Reserve Restructuring                                              -                  -                   -
  Accrued Payroll & Related Expenses                                 -                  -                   -
  Accrued Tax & Gov't Accounts                                       -                  -                   -
  Accrued Income Taxes                                               -                  -                   -
  Deferred Income Tax - Current                                      -                  -                   -
  Accrued Warranty                                                   -                  -                   -
  Other Accrued Liabilities                                          -                  -                   -
  Post-Retirement Medical                                            -                  -                   -
  Post-Employment Benefits                                           -                  -                   -
  Other Accrued Taxes                                                -                  -                   -
                                                      ----------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                          -                  -                   -

                                                      ----------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                               -                  -                   -
                                                      ----------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                            -                  -                   -
  Post-Employment Benefits                                           -                  -                   -
  Long-Term Debt                                                     -                  -                   -
  Deferred Taxes                                                     -                  -                   -
  Other                                                              -                  -                   -
                                                      ----------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                           -                  -                   -

                                                      ----------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                       -                  -                   -
                                                      ==========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MARCH 31, 2002
(IN U.S. $'s)

                                                     SUBTOTAL           US ADJUSTMENTS        ELIMINATIONS          TOTAL

                                                    --------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                            267,657,186                  -                  -         267,657,186
  Non-Interest Overdrafts                                         -                  -                  -                   -
  Current Long-Term Debt                                573,900,990                  -                  -         573,900,990
                                                    --------------------------------------------------------------------------
PRE-PETITION NOTES                                      841,558,175                  -                  -         841,558,175
                                                                                                        -
Pre-Petition Payables                                                                                   -
  Trade Accounts Payable                                 65,783,245                  -                  -          65,783,245
  Interco Payables-US to Foreign                         78,177,168                  -         (5,448,637)         72,728,531
  Interco Payables-Foreign to US                          3,805,263                  -         (3,805,263)                  -
  Interco Payables-Domestic Subs                         31,401,946                  -        (31,401,946)                  -
  Interco Payables-Foreign Subs                          22,652,292                  -                  -          22,652,292
                                                    --------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                             201,819,913                  -        (40,655,846)        161,164,067
                                                                                                        -
Pre-Petition Accruals:                                                                                  -
  Reserve Restructuring                                  11,689,859                  -                  -          11,689,859
  Accrued Payroll & Related Expenses                      8,489,454                  -                  -           8,489,454
  Accrued Tax & Gov't Accounts                                    -                  -                  -                   -
  Accrued Income Taxes                                      382,212                  -                  -             382,212
  Deferred Income Tax - Current                                   -                  -                  -                   -
  Accrued Warranty                                          353,894                  -                  -             353,894
  Other Accrued Liabilities                              72,217,380                  -             46,260          72,263,640
  Post-Retirement Medical                                         -                  -                  -                   -
  Post-Employment Benefits                                4,500,000                  -                  -           4,500,000
  Other Accrued Taxes                                    11,815,552                  -                  -          11,815,552
                                                    --------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             109,448,350                  -             46,260         109,494,610
                                                                                                        -
                                                    --------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                1,152,826,438                  -        (40,609,586)      1,112,216,852
                                                    --------------------------------------------------------------------------
                                                                                                        -
                                                                                                        -
NON-CURRENT LIABILITIES                                                                                 -
Pre-Petition Non-Current Liabilities:                                                                   -
  Post-Retirement Medical                                         -                  -                  -                   -
  Post-Employment Benefits                               43,131,163                  -                  -          43,131,163
  Long-Term Debt                                                  -                  -                  -                   -
  Deferred Taxes                                         13,691,782                  -                  -          13,691,782
  Other                                                  84,878,810                  -                  -          84,878,810
                                                    --------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              141,701,755                  -                  -         141,701,755
                                                                                                        -
                                                    --------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        1,294,528,193                  -        (40,609,586)      1,253,918,607
                                                    ==========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002

(IN U.S. $ THOUSANDS)                                     POLAROID       POLAROID LATIN        POLAROID ASIA
                                                        CORPORATION       AMERICA CORP.        PACIFIC LTD.       INNER CITY, INC.
                                                       ----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                        (132,572)             (2,546)               (101)                  28
Depreciation of property, plant and equipment                  36,833                 168                   -                    -
(Increase) / decrease in receivables                            4,888               4,970                   8                    3
(Increase) / decrease in inventories                           64,685               2,727                   -                    -
Increase / (decrease) in prepetition payables
and accruals                                                   (9,640)                (44)                 71                   (1)
(Increase) / decrease in prepaids and other
assets                                                          2,834                 486                  (3)                   -
Increase / (decrease) in payables and accruals                 65,521              (6,150)                 89                 (536)
Increase / (decrease) in compensation and benefits            (54,395)               (125)                (65)                   -
Increase / (decrease) in federal, state and
foreign income taxes                                                0                   -                   -                    -
Gain on the sale of real estate                                (2,313)                  -                   -                    -
Other non-cash items                                           61,978                  16                   -                  508
                                                       ----------------------------------------------------------------------------

Net cash provided / (used) by operating
activities                                                     37,819                (497)                 (0)                   1

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                          35,553                 (35)                  -                   (0)
Additions to property, plant and equipment                     (5,234)                 (8)                  -                    -
Proceeds from the sales of property, plant
and equipment                                                  62,259                   -                   -                    -

                                                       ----------------------------------------------------------------------------
Net cash provided / (used) by investing activities             92,578                 (43)                  -                   (0)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition
short-term debt having maturities 90 days or less                 331                   -                   -                    -
Pre-petition short-term debt having maturities
of more than 90 days:
      Proceeds
      Payments                                                (79,496)                  -                   -                    -
Return of Capital to Polaroid Corporation

                                                       ----------------------------------------------------------------------------
Net cash provided / (used) by financing activities            (79,165)                  -                   -                    -

Effect of exchange rate changes on cash                         2,475                   -                   -                    -

Net increase / (decrease) in cash and cash equivalents         53,708                (540)                 (0)                   1

Cash and cash equivalents at beginning of period               34,188                 778                  15                    9

Cash and cash equivalents at end of period                     87,896                 237                  15                   10


(IN U.S. $ THOUSANDS)                                                              POLAROID      POLAROID DIGITAL     POLAROID ID
                                                                                EYEWEAR, INC.     SOLUTIONS, INC.    SYSTEMS, INC.
                                                                               ---------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                                    (729)              3,757           2,406
Depreciation of property, plant and equipment                                               -                  74           1,228
(Increase) / decrease in receivables                                                      367                 473         (27,508)
(Increase) / decrease in inventories                                                        -                   6           1,666
Increase / (decrease) in prepetition payables and accruals                                (77)                  -          (1,753)
(Increase) / decrease in prepaids and other assets                                          -                   -             213
Increase / (decrease) in payables and accruals                                            439                 (83)            405
Increase / (decrease) in compensation and benefits                                          -                (104)              -
Increase / (decrease) in federal, state and foreign income taxes                            -                   -              14
Gain on the sale of real estate                                                             -                   -               -
Other non-cash items                                                                        -                 490          24,223
                                                                               ---------------------------------------------------

Net cash provided / (used) by operating activities                                         (0)              4,614             891

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                       -                   -               -
Additions to property, plant and equipment                                                  -                  (7)           (351)
Proceeds from the sales of property, plant and equipment                                    -                   -               -

                                                                               ---------------------------------------------------
Net cash provided / (used) by investing activities                                          -                  (7)           (351)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt having
maturities 90 days or less                                                                  -                   -               -
Pre-petition short-term debt having maturities of more than 90 days:
      Proceeds
      Payments                                                                              -                   -               -
Return of Capital to Polaroid Corporation                                                                  (5,163)

                                                                               --------------------------------------------------
Net cash provided / (used) by financing activities                                          -              (5,163)              -

Effect of exchange rate changes on cash                                                     -                   -               -

Net increase / (decrease) in cash and cash equivalents                                     (0)               (557)            541

Cash and cash equivalents at beginning of period                                            -                 557              18

Cash and cash equivalents at end of period                                                  -                   -             558

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002

(IN U.S. $ THOUSANDS)                                                 POLAROID         SUB DEBT             PRD             PRD
                                                                   MALAYSIA, LTD.   PARTNERS CORP.   INVESTMENT, INC.  CAPITAL, INC.
                                                                  ------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                        167                (1)                -             -
Depreciation of property, plant and equipment                                  2                 -                 -             -
(Increase) / decrease in receivables                                        (113)                1                (1)           (1)
(Increase) / decrease in inventories                                           -                 -                 -             -
Increase / (decrease) in prepetition payables and accruals                   284                 -                 0             -
(Increase) / decrease in prepaids and other assets                             3                 -                 -             -
Increase / (decrease) in payables and accruals                               (51)                -                 -             -
Increase / (decrease) in compensation and benefits                            (3)                -                 -             -
Increase / (decrease) in federal, state and foreign income taxes            (184)                -                 -             -
Gain on the sale of real estate                                                -                 -                 -             -
Other non-cash items                                                           -                 -                 -             -
                                                                  ------------------------------------------------------------------

Net cash provided / (used) by operating activities                           104                 0                (1)           (1)

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                          -                 -                (0)            -
Additions to property, plant and equipment                                     -                 -                 -             -
Proceeds from the sales of property, plant and equipment                       -                 -                 -             -
                                                                  ------------------------------------------------------------------
Net cash provided / (used) by investing activities                             -                 -                (0)            -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
having maturities 90 days or less                                              -                 -                 -             -
Pre-petition short-term debt having maturities of more
than 90 days:
      Proceeds
      Payments                                                                 -                 -                 -             -
Return of Capital to Polaroid Corporation

                                                                  ------------------------------------------------------------------
Net cash provided / (used) by financing activities                             -                 -                 -             -

Effect of exchange rate changes on cash                                        -                 -                 -             -

Net increase / (decrease) in cash and cash equivalents                       104                 0                (1)           (1)

Cash and cash equivalents at beginning of period                              57                 -                 1             1

Cash and cash equivalents at end of period                                   160                 -                 -             -

(IN U.S. $ THOUSANDS)                                                           POLAROID MEMORIAL      POLAROID
                                                                                    DRIVE LLC       PARTNERS, INC.  POLINT, INC.
                                                                               -------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                                         -              (0)             (0)
Depreciation of property, plant and equipment                                                 -               -               -
(Increase) / decrease in receivables                                                          -               -               -
(Increase) / decrease in inventories                                                          -               -               -
Increase / (decrease) in prepetition payables and accruals                                    -               0               0
(Increase) / decrease in prepaids and other assets                                            -               -               -
Increase / (decrease) in payables and accruals                                                -               -               -
Increase / (decrease) in compensation and benefits                                            -               -               -
Increase / (decrease) in federal, state and foreign income taxes                              -               -               -
Gain on the sale of real estate                                                               -               -               -
Other non-cash items                                                                          -               -               -
                                                                               -------------------------------------------------

Net cash provided / (used) by operating activities                                            -               -              (0)

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                         -               -               -
Additions to property, plant and equipment                                                    -               -               -
Proceeds from the sales of property, plant and equipment                                      -               -               -
                                                                               -------------------------------------------------
Net cash provided / (used) by investing activities                                            -               -               -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt having
maturities 90 days or less                                                                    -               -               -
Pre-petition short-term debt having maturities of more than 90 days:
      Proceeds
      Payments                                                                                -               -               -
Return of Capital to Polaroid Corporation

                                                                               -------------------------------------------------
Net cash provided / (used) by financing activities                                            -               -               -

Effect of exchange rate changes on cash                                                       -               -               -

Net increase / (decrease) in cash and cash equivalents                                        -               -              (0)

Cash and cash equivalents at beginning of period                                              -               -               -

Cash and cash equivalents at end of period                                                    -               -               -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002

                                                                          POLAROID ASIA
(IN U.S. $ THOUSANDS)                                                        PACIFIC                     INTERNATIONAL   MAG MEDIA
                                                                       INTERNATIONAL, INC.  PMC, INC.    POLAROID CORP.   LIMITED
                                                                      -------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                                   -         (1)              -          (0)
Depreciation of property, plant and equipment                                           4          -               -           -
(Increase) / decrease in receivables                                                  (44)         -               -           -
(Increase) / decrease in inventories                                                    -          -               -           -
Increase / (decrease) in prepetition payables and accruals                              4          1               -           0
(Increase) / decrease in prepaids and other assets                                     77          -               -           -
Increase / (decrease) in payables and accruals                                        (90)         -               -           -
Increase / (decrease) in compensation and benefits                                    (74)         -               -           -
Increase / (decrease) in federal, state and foreign income taxes                        -         (0)              -           -
Gain on the sale of real estate                                                         -          -               -           -
Other non-cash items                                                                    1          -               -           -
                                                                      -----------------------------------------------------------

Net cash provided / (used) by operating activities                                   (123)        (0)              -           0

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                   -          -               -           -
Additions to property, plant and equipment                                              -          -               -           -
Proceeds from the sales of property, plant and equipment                                -          -               -           -

                                                                      -----------------------------------------------------------
Net cash provided / (used) by investing activities                                      -          -               -           -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
having maturities 90 days or less                                                       -          -               -           -
Pre-petition short-term debt having maturities of more than 90 days:
      Proceeds
      Payments                                                                          -          -               -           -
Return of Capital to Polaroid Corporation

                                                                      -----------------------------------------------------------
Net cash provided / (used) by financing activities                                      -          -               -           -

Effect of exchange rate changes on cash                                                 -          -               -           -

Net increase / (decrease) in cash and cash equivalents                               (123)        (0)              -           0

Cash and cash equivalents at beginning of period                                      198          -               -           -

Cash and cash equivalents at end of period                                             75          -               -           -

                                                                                                                  POLAROID
(IN U.S. $ THOUSANDS)                                                        POLAROID EYEWEAR    POLAROID DRY      ONLINE
                                                                               FAR EAST INC.     IMAGING LLC   SERVICES, INC.
                                                                           ---------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                                      -            -                 -
Depreciation of property, plant and equipment                                              -            -                 -
(Increase) / decrease in receivables                                                       -            -                 -
(Increase) / decrease in inventories                                                       -            -                 -
Increase / (decrease) in prepetition payables and accruals                                 -            -                 -
(Increase) / decrease in prepaids and other assets                                         -            -                 -
Increase / (decrease) in payables and accruals                                             -            -                 -
Increase / (decrease) in compensation and benefits                                         -            -                 -
Increase / (decrease) in federal, state and foreign income taxes                           -            -                 -
Gain on the sale of real estate                                                            -            -                 -
Other non-cash items                                                                       -            -                 -
                                                                           --------------------------------------------------

Net cash provided / (used) by operating activities                                         -            -                 -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                      -            -                 -
Additions to property, plant and equipment                                                 -            -                 -
Proceeds from the sales of property, plant and equipment                                   -            -                 -

                                                                           --------------------------------------------------
Net cash provided / (used) by investing activities                                         -            -                 -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
having maturities 90 days or less                                                          -            -                 -
Pre-petition short-term debt having maturities of more than
90 days:
      Proceeds
      Payments                                                                             -            -                 -
Return of Capital to Polaroid Corporation

                                                                           --------------------------------------------------
Net cash provided / (used) by financing activities                                         -            -                 -

Effect of exchange rate changes on cash                                                    -            -                 -

Net increase / (decrease) in cash and cash equivalents                                     -            -                 -

Cash and cash equivalents at beginning of period                                           -            -                 -

Cash and cash equivalents at end of period                                                 -            -                 -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
ACTIVITY FROM THE PERIOD FROM OCTOBER 12, 2001 THROUGH MARCH 31, 2002

(IN U.S. $ THOUSANDS)
                                                                               SUBTOTAL       ELIMINATIONS        TOTAL
                                                                              -----------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Earnings / (Loss)                                                             (129,594)              (425)      (130,019)
Depreciation of property, plant and equipment                                       38,309                517         38,826
(Increase) / decrease in receivables                                               (16,959)            26,476          9,517
(Increase) / decrease in inventories                                                69,085              2,174         71,259
Increase / (decrease) in prepetition payables and accruals                         (11,154)            (3,144)       (14,297)
(Increase) / decrease in prepaids and other assets                                   3,609             (1,070)         2,540
Increase / (decrease) in payables and accruals                                      59,543             (1,275)        58,268
Increase / (decrease) in compensation and benefits                                 (54,765)               506        (54,259)
Increase / (decrease) in federal, state and foreign income taxes                      (170)               241             71
Gain on the sale of real estate                                                     (2,313)                 -         (2,313)
Other non-cash items                                                                87,217               (639)        86,577
                                                                              -----------------------------------------------

Net cash provided / (used) by operating activities                                  42,808             23,363         66,170

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                               35,518            (29,404)         6,114
Additions to property, plant and equipment                                          (5,600)                 -         (5,600)
Proceeds from the sales of property, plant and equipment                            62,259                189         62,448

                                                                              -----------------------------------------------
Net cash provided / (used) by investing activities                                  92,177            (29,215)        62,961

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term debt
having maturities 90 days or less                                                      331                  -            331
Pre-petition short-term debt having maturities of more than 90 days:
   Proceeds
   Payments                                                                        (79,496)                 -        (79,496)
Return of Capital to Polaroid Corporation                                           (5,163)             5,163              0

                                                                              -----------------------------------------------
Net cash provided / (used) by financing activities                                 (84,328)             5,163        (79,164)

Effect of exchange rate changes on cash                                              2,475                  -          2,475

Net increase / (decrease) in cash and cash equivalents                              53,131               (689)        52,442

Cash and cash equivalents at beginning of period                                    35,821                690         36,511

Cash and cash equivalents at end of period                                          88,953                  -         88,953

                              POLAROID CORPORATION
            STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS - PER BANKS
                         PERIOD MARCH 4 - MARCH 31, 2002
                                  (in U.S. $'s)

                                                                        BEG BANK
ACCOUNT NAME                                           ACCOUNT #        BALANCE             RECEIPTS          DISBURSEMENTS
------------                                         -----------        ---------------    --------------     --------------
WACHOVIA
     General Disbursement                              7505458         $     104,159.97   $    120,159.97    $          0.00
     Travel & Expense (old system)                     7509825         $           0.00
     Tax Disbursement                                  7511882         $           0.00   $          0.00    $          0.00
     Lockbox                                           15907247        $     634,827.07   $     40,921.39    $          0.00
     Atlanta Deposits                                  15907170        $     516,706.88   $     51,691.44    $          0.00
FLEET
     Patent                                            83049217        $       2,682.28   $          0.00    $     11,340.00
     Concentration                                     32590001        $   1,813,393.00   $ 10,891,381.17    $ 28,662,362.21
     Concentration Overnite Sweep                     9427756246       $  26,043,602.56   $          0.00    $          0.00
     Vinnet Disbursement (T & E)                       80069410        $           0.00   $          0.00    $    733,615.41
     Maine Check Disbursement                          80216871        $           0.00   $          0.00    $  9,551,908.92
     Lockbox                                          9429125472       $     362,099.47   $ 23,730,970.91    $          0.00
     Payroll                                           80133971        $   1,267,417.43   $          0.00    $  9,707,831.64
     Customer Care                                     77132000        $      15,000.00   $    361,696.35    $          0.00
     Company Store                                      15172          $       5,000.00   $     43,795.19    $          0.00
     Merchant Account                                  86181309        $       1,000.00   $     84,711.50    $          0.00
     Merchant Account                                  54274314        $       1,000.00   $     14,071.25    $          0.00
     Dealer Refund (Cust. Serv.rebate checks)         2994-0004        $       8,658.86
     Inner City                                         Closed

CITIZENS                                              1130426359       $   2,476,102.30   $          0.00    $          0.00
BANKONE
     Concentration                                     5256666         $     950,659.32   $     17,898.44    $      1,500.00
     Lockbox                                           5183928         $           0.00
PITTSBURG NATIONAL BANK
     Lockbox                                           11035209        $           0.00
BANK OF AMERICA
     Lockbox                                          180105585        $           0.00

DREYFUS
     Money Market Fund                                981023427        $           0.00
CHASE
     Investment - Treasury MM Fund                    904821250        $  70,131,955.68   $     92,921.92    $          0.00

STATE STREET
     Polaroid Stock Liquidity Fund                         YVy9        $     211,430.40   $     13,956.52    $     13,668.26

NATIONAL CITY
     Polaroid ID Systems - General Disb               301485382        $     165,562.93   $    508,762.18    $    504,004.23
     Polaroid ID Systems - Payroll                   20000001002       $           0.00   $          0.00    $          0.00
NATIONAL BANK OF DETROIT
     Polaroid Digital Solutions                      895000050818      $     260,803.99   $          0.00    $          0.00

                                                                       ----------------   ---------------    ----------------
     TOTALS                                                            $ 104,972,062.14   $ 35,972,938.23    $ 49,186,230.67

DEUTSCHE BANK OF MALAYSIA
     Polaroid Malaysia Limited                         80275000        $      14,108.22   $          0.00    $      6,577.38
MAYBANK
     Polaroid Malaysia Limited                       14301310580       $      97,023.68   $     67,153.81    $     10,713.47

DEUTSCHE BANK - HONG KONG BRANCH
     Polaroid Asia Pacific International Inc           97543000        $     142,557.16   $          0.00    $      3,109.26
DEUTSCHE BANK NEW DELHI BRANCH
     Polaroid Asia Pacific International Inc            140718         $      15,308.47   $          0.00    $      3,813.16
     India Liaison Office                             1507276009       $       5,228.60   $          0.00    $     46,855.75

SUNTRUST BANK, MIAMI
     Polaroid Latin America                          45007335387       $   2,454,956.15   $  1,867,673.38    $  2,534,326.57

POPULAR DE PUERTO RICO
     Polaroid Puerto Rico                              2402893         $     914,758.52   $    880,635.44    $    832,371.34

DEUTSCHE BANK
     Polaroid Corp acct                                                $   6,776,296.00   $          0.00    $  7,202,296.00

ABN AMRO
     Polaroid Corp acct                                                $     400,000.00   $          0.00    $      3,000.00

                                                                       ----------------   ---------------    ----------------
                                                                       $ 115,792,298.94   $ 38,788,400.86    $ 59,829,293.60
                                                                       ================   ===============    ================


                                                       NET                OTHER
                                                       BANK               RECONCILING          END BANK
ACCOUNT NAME                                           TRANSFERS          ITEMS                BALANCE
------------                                         ----------------    --------------        ---------------
WACHOVIA
     General Disbursement                           $    (224,319.94)    $        0.00        $          0.00
     Travel & Expense (old system)                  $           0.00     $        0.00        $          0.00
     Tax Disbursement                                                                         $          0.00
     Lockbox                                        $    (675,748.46)    $        0.00        $          0.00
     Atlanta Deposits                               $    (552,870.12)    $        0.00        $     15,528.20
FLEET
     Patent                                                                                   $     (8,657.72)
     Concentration                                  $  17,816,893.04                          $  1,859,305.00
     Concentration Overnite Sweep                   $ (10,620,750.30)    $        0.00        $ 15,422,852.26
     Vinnet Disbursement (T & E)                    $     733,615.41     $        0.00        $          0.00
     Maine Check Disbursement                       $   9,551,908.92                          $          0.00
     Lockbox                                        $ (22,598,294.23)                         $  1,494,776.15
     Payroll                                        $   9,666,897.73                          $  1,226,483.52
     Customer Care                                  $    (361,696.35)                         $     15,000.00
     Company Store                                  $     (43,795.19)                         $      5,000.00
     Merchant Account                               $     (84,711.50)                         $      1,000.00
     Merchant Account                               $     (14,071.25)                         $      1,000.00
     Dealer Refund (Cust. Serv.rebate checks)                                                 $      8,658.86
     Inner City

CITIZENS                                                                                      $  2,476,102.30
BANKONE
     Concentration                                  $    (967,057.76)                         $         (0.00)
     Lockbox                                                                                  $          0.00
PITTSBURG NATIONAL BANK
     Lockbox                                                                                  $          0.00
BANK OF AMERICA
     Lockbox                                                                                  $          0.00

DREYFUS
     Money Market Fund                                                                        $          0.00
CHASE
     Investment - Treasury MM Fund                  $           0.00     $        0.00        $ 70,224,877.60

STATE STREET
     Polaroid Stock Liquidity Fund                  $           0.00     $        0.00        $    211,718.66

NATIONAL CITY
     Polaroid ID Systems - General Disb             $           0.00     $        0.00        $    170,320.88
     Polaroid ID Systems - Payroll                                                            $          0.00
NATIONAL BANK OF DETROIT
     Polaroid Digital Solutions                                          $ (260,803.99)(1)    $          0.00

                                                    ----------------      ------------         ---------------
     TOTALS                                         $   1,626,000.00     $ (260,803.99)       $ 93,123,965.71

DEUTSCHE BANK OF MALAYSIA
     Polaroid Malaysia Limited                      $      52,631.58     $        0.00        $     60,162.42
MAYBANK
     Polaroid Malaysia Limited                      $     -52,631.58     $        0.00        $    100,832.44

DEUTSCHE BANK - HONG KONG BRANCH
     Polaroid Asia Pacific International Inc        $     -62,500.00     $        0.00        $     76,947.90
DEUTSCHE BANK NEW DELHI BRANCH
     Polaroid Asia Pacific International Inc        $           0.00     $        0.00        $     11,495.31
     India Liaison Office                           $      62,500.00     $        0.00        $     20,872.85

SUNTRUST BANK, MIAMI
     Polaroid Latin America                         $  -1,600,000.00                          $    188,302.96

POPULAR DE PUERTO RICO
     Polaroid Puerto Rico                           $    -900,000.00                           $    63,022.62

DEUTSCHE BANK
     Polaroid Corp acct                             $     874,000.00                          $    448,000.00

ABN AMRO
     Polaroid Corp acct                                                                       $    397,000.00

                                                    ----------------     -------------        ---------------
                                                               $0.00     $ -260,803.99        $ 94,490,602.21
                                                    ================     =============        ===============

Book to Bank Reconciling Differences                                                          $ (5,537,937.21)
                                                                                              ---------------
Book Balance at 3/31/02                                                                       $ 88,952,665.00
                                                                                              ===============

                       (1) Business sold; cash transferred

[JPMORGANCHASE LOGO]

                                                                      March 1 2002 - March 29, 2002
                                                                      Page 1 of 1

                                                                      BUSINESS STATEMENT
                                   904  000                           CUSTOMER SERVICE
        POLARIOD CORPORATION DIP                                      Call ServiceLine at 935-9935 from
        DENNIS O 'LEARY                                               area code 212, 516, 716, 718 and 914
        POLARIOD CORPORATION DIP                                      1-800-935-9935 from all other area codes
        265 MAIN STREET W3-3                                          24 hours a day, 7 days a week
        WALTHAM MA 02451

                                                                      Primary Account Number 904-821250
                                                                      Number of Checks Enclosed:    0

                  MONEY MARKET ACCOUNT 904-821250                                    POLAROID CORPORATION DIP

=============================================================================================================
Summary                                        NUMBER             AMOUNT
                  Opening Balance                            $70,131,955.68
                  -------------------------------------------------------------------------------------------
                  Deposits and Credits             1             $92,921.92
                  -------------------------------------------------------------------------------------------
                  Withdrawals and Debits                              $0.00
                  -------------------------------------------------------------------------------------------
                  Checks Paid                                         $0.00
                  -------------------------------------------------------------------------------------------
                  Ending Balance                             $70,224,877.60
                  -------------------------------------------------------------------------------------------
                  Average Balance         $70,131,955.83
                  -------------------------------------------------------------------------------------------

                  Interest Paid for 31    $    92,921.92                    Interest Credited     $122,697.03
                   Day(s)                                                    Year to Date

                  Interest Rate(s)                    at

=============================================================================================================
Deposits and      DATE     DESCRIPTION                                                                 AMOUNT
Credits
                  -------------------------------------------------------------------------------------------
                  03/29    Interest Paid                                                           $92,921.92
                  -------------------------------------------------------------------------------------------
                  Total                                                                            $92,921.92
=============================================================================================================
Daily Balance
                  DATE            BALANCE    DATE              BALANCE        DATE           BALANCE
                  -----------------------    -------------------------        ----------------------
                  03/29    $70,224,877.60

You will receive detailed statements when applicable for Retirement, Credit, and Securities accounts.

                  POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
                          TOTAL TRADE RECEIVABLES AGING
                              AS OF MARCH 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
(U.S. $'S)                                                                              TRADE RECEIVABLES
                                             --------------------------------------------------------------------------------------
                                                          1 - 60    61 - 90   GREATER THAN 90               LESS         LESS
                                               TOTAL       DAYS       DAYS         DAYS        TOTAL        DOUBT        CASH
COUNTRY                                       CURRENT    PAST DUE   PAST DUE     PAST DUE      TRADE        ACCTS.       DISC
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAS

  Polaroid Corporation                       71,453,775  6,545,523  4,184,564    4,120,555    86,304,417   12,652,787    2,393,579
  Inner City                                          -          -          -       33,700        33,700       16,514            -
  Polaroid Latin America Corporation          2,549,907  1,176,547     90,196      240,087     4,056,737      220,371       94,298
  Polaroid Digital Solutions, Inc.                    -          -          -            -             -            -            -
  Polaroid ID Systems, Inc.                     414,878    249,083    104,967      135,246       904,175            -
  Polaroid Malaysia Limited                     220,505      5,583      2,135        1,001       229,224       16,716
                                                                                                                    -
  Polaroid Eyewear, Inc.                              -          -          -            -             -            -            -
  PRD Capital, Inc.                                   -          -          -            -             -            -            -
  PRD Investment, Inc.                                -          -          -            -             -            -            -
  International Polaroid Corporation                  -          -          -            -             -            -            -
  Mag-Media Ltd.                                      -          -          -            -             -            -            -
  PMC, Inc.                                           -          -          -            -             -            -            -
  Polaroid Asia Pacific International, Inc.           -          -          -            -             -            -            -
  Polaroid Dry Imaging, LLC                           -          -          -            -             -            -            -
  Polaroid Eyewear FarEast, Inc.                      -          -          -            -             -            -            -
  Polaroid Memorial Drive, LLC                        -          -          -            -             -            -            -
  Sub Debt Partners Corp.                             -          -          -            -             -            -            -
  Polaroid Online Services, Inc.                      -          -          -            -             -            -            -
  Polaroid Partners, Inc.                             -          -          -            -             -            -            -
  Polint, Inc.                                        -          -          -            -             -            -            -
  Polaroid Asia Pacific Limited                       -          -          -            -             -            -            -

                                   TOTALS:   74,639,065  7,976,736  4,381,862    4,530,589    91,528,253   12,906,388    2,487,877

-------------------------------------------------------------------------------------------------
(U.S. $'S)
                                                        NET                          TOTAL NET
                                                       TRADE                       RECEIVABLES-
COUNTRY                                             RECEIVABLES        MISC         THIRD PARTY
-------------------------------------------------------------------------------------------------
AMERICAS

  Polaroid Corporation                                 71,258,051     1,359,248        72,617,299
  Inner City                                               17,186             -            17,186
  Polaroid Latin America Corporation                    3,742,068       716,528         4,458,596
  Polaroid Digital Solutions, Inc.                              -             -                 -
  Polaroid ID Systems, Inc.                               904,175             -           904,175
  Polaroid Malaysia Limited                               212,508             -           212,508
                                                                              -                 -
  Polaroid Eyewear, Inc.                                        -             -                 -
  PRD Capital, Inc.                                             -             -                 -
  PRD Investment, Inc.                                          -             -                 -
  International Polaroid Corporation                            -             -                 -
  Mag-Media Ltd.                                                -             -                 -
  PMC, Inc.                                                     -             -                 -
  Polaroid Asia Pacific International, Inc.                     -         5,431             5,431
  Polaroid Dry Imaging, LLC                                     -             -                 -
  Polaroid Eyewear FarEast, Inc.                                -             -                 -
  Polaroid Memorial Drive, LLC                                  -             -                 -
  Sub Debt Partners Corp.                                       -             -                 -
  Polaroid Online Services, Inc.                                -             -                 -
  Polaroid Partners, Inc.                                       -             -                 -
  Polint, Inc.                                                  -             -                 -
  Polaroid Asia Pacific Limited                                 -             -                 -

                                   TOTALS:             76,133,988     2,081,207        78,215,195


POLAROID CORPORATION
PAYROLL TAXES
FOR THE PERIOD OCT 12, 2001 THRU MAR 31, 2001

PAYROLL DATE          ACCRUED          PAID             DUE/(OVERPAID)
------------          --------         ----             -------------
NOV BEGIN BAL                                                                   $   0.00

          10/25/01    $ 2,284,812.18    $ 2,285,107.11      $ (294.93)
           11/8/01    $ 2,290,259.06    $ 2,289,456.66      $  802.40
          11/20/01    $ 2,046,188.47    $ 2,046,188.47      $    0.00
NOV END BAL                                                                     $ 507.47

          12/13/01    $ 2,554,787.00    $ 2,554,787.00      $    0.00
          12/20/01    $ 2,114,870.45    $ 2,114,870.45      $    0.00
          12/28/01    $     8,998.03    $     8,998.03      $    0.00
DEC END BAL                                                                     $ 507.47

            1/3/02    $ 2,360,221.75    $ 2,360,221.75      $    0.00
           1/17/02    $ 2,726,310.78    $ 2,726,310.78      $    0.00
           1/31/02    $ 2,278,368.07    $ 2,278,368.07      $    0.00
JAN END BAL                                                                     $ 507.47

           2/14/02    $ 2,726,773.87    $ 2,726,773.87      $    0.00
           2/28/02    $ 2,063,527.76    $ 2,063,527.76      $    0.00
FEB END BAL                                                                     $ 507.47

           3/14/02    $ 1,880,630.60    $ 1,880,630.60      $    0.00
           3/28/02    $ 1,735,103.33    $ 1,735,103.33      $    0.00
MAR END BAL                                                                     $ 507.47

POLAROID CORPORATION
STATEMENT OF OPERATIONS AND TAXES
FOR THE PERIOD 3/4/02 - 3/31/02
(IN U.S.$'S)

DEBTOR NAME:                         POLAROID CORPORATION
CASE NO:                                    01-10864

ACCOUNT               BEGINNING         AMOUNT         PAYMENTS/      ENDING
DESCRIPTION           BALANCE           INCURRED        DEPOSITS      BALANCE
-------------------------------------------------------------------------------
INCOME TAXES
PAYABLE  (Acct. #
21610003)                   0           (8,236)          (8,236)          0
FRANCHISE TAXES
PAYABLE  (Acct. #
21380202)                   0           (2,573)          (2,573)          0

PERSONAL PROPERTY
TAXES PAYABLE
(Acct. # 21380201)          0                -                -           0
SALES TAXES
PAYABLE  (Acct. #
213801XX)                   0         (101,368)        (101,368)          0

In re:  Polaroid Latin America Corporation          Case No.  01-10867
                    Debtor                          Reporting Period: March 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                      BEGINNING            AMOUNT                                                    ENDING
                                         TAX            WITHHELD OR       AMOUNT         DATE      CHECK NO.           TAX
FEDERAL                               LIABILITY           ACCRUED          PAID          PAID       OR EFT          LIABILITY
------------------------------------------------------------------------------------------------------------------------------
Withholding                        NONE
FICA-Employee  (21410652)                      0.00           803.07        803.07                                        0.00
FICA-Employer  (21410314)                      0.00           803.07        803.07                                        0.00
Unemployment   (21410316)                    482.49             0.00        482.49                                        0.00
Income                             NONE
Other:                             NONE
      ---------------
   Total Federal Taxes                       482.49         1,606.14      2,088.63                                        0.00

STATE AND LOCAL

Withholding  (21410655)                        0.00         1,237.32      1,237.32                                        0.00
Sales                              NONE
Excise  (21380203)                             0.00             0.00          0.00                                        0.00
Unemployment   (21410317)                  1,929.97          -482.50      1,447.47                                        0.00
Real Property                      NONE
Personal Property (21380201)              31,006.54             0.00          0.00                                   31,006.54
Other: 7% Withholding  (21380157)              0.00             0.00          0.00                                        0.00
  Total State and Local                   32,936.51           754.82      2,684.79                                   31,006.54
                                                                                                                    ----------
TOTAL TAXES                               33,419.00         2,360.96      4,773.42                                   31,006.54
                                                                                                                    ==========

In re- Polaroid Asia Pacific International, Inc.  Case No. 01-10878
                  Debtor                          Reporting Period:   March 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                BEGINNING          AMOUNT                                                                ENDING
                                   TAX           WITHHELD OR         AMOUNT            DATE         CHECK NO.              TAX
FEDERAL                         LIABILITY          ACCRUED            PAID             PAID          OR EFT             LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
                               ----------------------------------------------                                           ----------
   Total Federal Taxes
                               ----------------------------------------------                                           ----------

STATE AND LOCAL
Withholding - India              2,386.93           5,416.52        4,548.69                                             3,254.77
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
                               ----------------------------------------------                                           ----------
   Total State and Local         2,386.93           5,416.52        4,548.69                                             3,254.77
                               ----------------------------------------------                                           ----------

TOTAL TAXES                      2,386.93           5,416.52        4,548.69                                             3,254.77
                               ==============================================                                           ==========

In re: Polaroid Asia Pacific Limited                Case No. 01-10866
               Debtor                               Reporting Period: March 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                       BEGINNING                   AMOUNT                                               ENDING
                                          TAX                   WITHHELD OR         AMOUNT       DATE    CHECK NO.        TAX
FEDERAL                                LIABILITY                  ACCRUED            PAID        PAID      OR EFT      LIABILITY
----------------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
      -----------------
   Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
PRC INDIVIDUAL INCOME TAX - CS KO         6,131.66                6,131.79        (6,131.66)     -           -         6,131.79
   Total State and Local
TOTAL TAXES

In re:  Polaroid ID Systems, Inc.                  Case No.:  01-10870
                    Debtor                         Reporting Period:  March 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                     BEGINNING          AMOUNT                                                       ENDING
                                        TAX           WITHHELD OR         AMOUNT      DATE       CHECK NO.            TAX
FEDERAL                              LIABILITY          ACCRUED            PAID       PAID        OR EFT           LIABILITY
----------------------------------------------------------------------------------------------------------------------------
Withholding                                  0              3,146          3,146                                         $0
FICA-Employee                                0              1,910          1,910                                         $0
FICA-Employer                                0              1,910          1,910                                         $0
Unemployment                                 0                 81             81                                         $0
Income                                       0
Other:
      --------------
   Total Federal Taxes                       0              7,047          7,047
STATE AND LOCAL
Withholding                                  0              1,029          1,029                                         $0
Sales
Excise
Unemployment                                 0                 61             61                                         $0
Real Property
Personal Property                            0                  0              0                                         $0
Other:
      ---------------
   Total State and Local                     0              1,090          1,090                                         $0
TOTAL TAXES                                  0              8,137          8,137                                         $0

In re   Polaroid Malaysia Limited                  Case No. 01-10871
                    Debtor                         Reporting Period:  March 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                    BEGINNING          AMOUNT                                                 ENDING
                                       TAX          WITHHELD OR         AMOUNT      DATE      CHECK NO.         TAX
FEDERAL                             LIABILITY         ACCRUED            PAID       PAID        OR EFT       LIABILITY
----------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
       ----------------
   Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:   Income                       (5,489)            12,613          6,034                                   1,090
      --       -------------
   Total State and Local
TOTAL TAXES

                                    EXHIBIT B
                                    ---------

                    Monthly Operating Reports Service Parties



Neal D. Goldman                          Robert Scheibe, Esq.
Polaroid Corporation                     Morgan, Lewis & Bockius LLP
784 Memorial Drive                       101 Park Avenue
Cambridge, MA 02139                      New York, NY 10178
BY OVERNIGHT COURIER                     BY OVERNIGHT COURIER

Mark Kenney, Esq.                        William H. Sudell, Jr., Esq.
Office of the U.S. Trustee               Morris Nichols, Arsht & Tunnell
844 King Street                          1201 North Market Street
Wilmington, DE  19899                    Wilmington, DE 19899
BY HAND-DELIVERY                         BY HAND-DELIVERY

Brendan Linehan Shannon, Esq.            Scott D. Cousins, Esq.
Young Conaway Stargatt & Taylor LLP      Scott Salerni, Esq.
The Brandywine Building, 17th Floor      Greenberg Traurig, LLP
1000 West Street                         The Brandywine Building
P.O. Box 391                             1000 West Street, Suite 1540
Wilmington, DE 19899                     Wilmington, DE 19801
BY HAND-DELIVERY                         BY HAND-DELIVERY

Frederick Hodara, Esq.                   Alfred A. Gray, Jr., Esq.
Philip Dublin, Esq.                      Greenberg Traurig, LLP
Akin, Gump, Strauss, Hauer               One International Place
  & Feld, L.L.P.                         Third Floor
590 Madison Avenue                       Boston, MA 02110
New York, NY 10022                       BY OVERNIGHT COURIER
BY OVERNIGHT COURIER

John Fouhey, Esq.
Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
BY OVERNIGHT COURIER